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                                                                    EXHIBIT 10.3

                                 LAWSON SOFTWARE


                          EMPLOYEE STOCK OWNERSHIP PLAN


                               (1999 RESTATEMENT)






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                                 LAWSON SOFTWARE
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               (1999 RESTATEMENT)

                                TABLE OF CONTENTS

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                                                                         Page
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
ARTICLE 1 ESTABLISHMENT AND PURPOSE OF THE PLAN............................1
         Section 1.1       Employee Stock Ownership Plan...................1
         Section 1.2       Principal Purpose of the Plan...................1
         Section 1.3       Exclusive Benefit...............................1

ARTICLE 2 DEFINITIONS......................................................1
         Section 2.1       Aggregate Account or Combined Account...........1
         Section 2.2       Administrator; Plan Administrator...............2
         Section 2.3       Affiliated Employer; Affiliate..................2
         Section 2.4       Allocation Date.................................2
         Section 2.5       Anniversary Date................................2
         Section 2.6       Annual Addition.................................2
         Section 2.7       Beneficiary or Beneficiaries....................3
         Section 2.8       Code............................................3
         Section 2.9       Committee.......................................3
         Section 2.10      Compensation....................................3
         Section 2.11      Disability......................................5
         Section 2.12      Eligible Employee...............................5
         Section 2.13      Employee........................................6
         Section 2.14      Employer........................................6
         Section 2.15      Entry Date......................................6
         Section 2.16      ERISA...........................................6
         Section 2.17      Fair Market Value...............................6
         Section 2.18      415 Compensation................................6
         Section 2.19      Highly Compensated Employee.....................7
         Section 2.20      Highly Compensated Former Employee..............8
         Section 2.21      Highly Compensated Participant..................8
         Section 2.22      Hours of Service................................8
         Section 2.23      Key Employee....................................9
         Section 2.24      Leased Employee................................10
         Section 2.25      Limitation Year................................11
         Section 2.26      Maximum Permissible Amount.....................11
         Section 2.27      Non-highly Compensated Employee................11
         Section 2.28      Non-Key Employee...............................11
         Section 2.29      Normal Retirement Age..........................11
         Section 2.30      Normal Retirement Date.........................11
         Section 2.31      1-Year Break in Service........................11
         Section 2.32      Participant....................................12

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


         Section 2.33      Plan.......................................................12
         Section 2.34      Plan Year..................................................12
         Section 2.35      Retired Participant........................................12
         Section 2.36      Retirement.................................................12
         Section 2.37      Retirement Date............................................12
         Section 2.38      Stock......................................................12
         Section 2.39      Super Top Heavy Plan.......................................12
         Section 2.40      Terminated Participant.....................................12
         Section 2.41      Top Heavy Plan.............................................12
         Section 2.42      Top Heavy Plan Year........................................12
         Section 2.43      Top Paid Group.............................................13
         Section 2.44      Trustee....................................................13
         Section 2.45      Trust Agreement............................................13
         Section 2.46      Trust Fund.................................................13
         Section 2.47      Unallocated Stock Account..................................13
         Section 2.48      Vested.....................................................14
         Section 2.49      Year of Service............................................14
         Section 2.50      Gender and Number..........................................14

ARTICLE 3 ELIGIBILITY TO PARTICIPATE..................................................14
         Section 3.1       Conditions of Eligibility..................................14
         Section 3.2       Effective Date of Participation............................15
         Section 3.3       Determination of Eligibility...............................15
         Section 3.4       Termination of Eligibility.................................15
         Section 3.5       Omission of Eligible Employee..............................15
         Section 3.6       Inclusion of Ineligible Employee...........................16

ARTICLE 4 CONTRIBUTIONS...............................................................16
         Section 4.1       Contributions In General...................................16
         Section 4.2       Time and Form of Making Employer Contribution..............16
         Section 4.3       Employee Contributions Prohibited..........................16

ARTICLE 5 ALLOCATION OF EMPLOYER CONTRIBUTIONS........................................16
         Section 5.1       Allocation and Accrual Rules...............................16
         Section 5.2       Restrictions on Annual Additions...........................17
               (a)  Maximum Amount - Differing Allocation Dates.......................17
               (b)  Maximum Amount - Coinciding Allocation Dates......................18
               (c)  Reduction of Annual Addition......................................18
               (d)  Effect of Reduction...............................................19
               (e)  Limiting Contributions to Suspense Account........................19
               (f)  Limitation if Defined Benefit Plan................................19
         Section 5.3       Credit to Accounts.........................................19
         Section 5.4       Special Limitations on Allocation of Stock to
                           Participants Making Section 1042 Elections.................20

ARTICLE 6 INVESTMENT AND ADJUSTMENT OF ACCOUNTS.......................................21
         Section 6.1       Investment of Accounts.....................................21
         Section 6.2       Acquisition of Stock for Stock Accounts....................22
         Section 6.3       Authority of Trustee to Borrow.............................22
         Section 6.4       Release of Shares from the Unallocated Stock Account.......22
         Section 6.5       Application of Funds.......................................24
         Section 6.6       Adjustment of Accounts.....................................24

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


         Section 6.7       Voting of Stock............................................25
         Section 6.8       Forfeitures................................................26
         Section 6.9       Sales of Stock.............................................26
         Section 6.10      Tender or Exchange Offers Regarding Stock..................27

ARTICLE 7 DISTRIBUTION OF BENEFITS....................................................28
         Section 7.1       Benefits Payable...........................................28
         Section 7.2       Mode of Paring Benefits....................................28
         Section 7.3       Normal Retirement..........................................30
         Section 7.4       Death......................................................30
         Section 7.5       Disability.................................................32
         Section 7.6       Resignation or Discharge...................................32
         Section 7.7       Termination of the Plan....................................34
         Section 7.8       Claims Procedure...........................................34
         Section 7.9       Period of Limitations for Lawsuits.........................35
         Section 7.10      Missing Persons............................................35
         Section 7.11      Diversification............................................36
         Section 7.12      Dividend Distributions.....................................36
         Section 7.13      Direct Rollovers...........................................37

ARTICLE 8 ADMINISTRATION..............................................................40
         Section 8.1       Administrator..............................................40
         Section 8.2       Delegation.................................................40
         Section 8.3       Committee..................................................40
         Section 8.4       Reports and Records........................................41
         Section 8.5       Payment of Expenses........................................41
         Section 8.6       Indemnification............................................41

ARTICLE 9 AMENDMENT AND TERMINATION OF PLAN...........................................41
         Section 9.1       Amendments.................................................41
         Section 9.2       Termination of Plan........................................42
         Section 9.3       Time of Termination........................................42
         Section 9.4       Distributions..............................................42
         Section 9.5       Partial Termination........................................43

ARTICLE 10 MISCELLANEOUS..............................................................43
         Section 10.1      No Guaranty of Employment..................................43
         Section 10.2      Construction of Agreement..................................43
         Section 10.3      Spendthrift Provision......................................44
         Section 10.4      Qualified Domestic Relations Orders........................44
         Section 10.5      Headings...................................................44
         Section 10.6      Limitation on Employer's and Trustee's Liability...........44
         Section 10.7      Return of Contributions....................................44
         Section 10.8      Merger.....................................................45
         Section 10.9      Certain Offsets Permitted..................................45
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

ARTICLE 11 AGREEMENT TO PURCHASE STOCK................................................45
         Section 11.1      Stock Subject to this Article..............................45
         Section 11.2      Non-Terminable Provisions..................................46
         Section 11.3      Right of First Refusal.....................................47
         Section 11.4      Nonlapse...................................................48

ARTICLE 12 TOP HEAVY PLAN PROVISIONS..................................................48
         Section 12.1      Special Definitions........................................49
         Section 12.2      Minimum Allocation.........................................50
         Section 12.3      Vested Account Balance.....................................52
         Section 12.4      Limitation on Benefits.....................................52

ARTICLE 13 PARTICIPATION BY AFFILIATES................................................53
         Section 13.1      In General.................................................53
         Section 13.2      Adoption...................................................53
         Section 13.3      Administration.............................................53
         Section 13.4      Amendment..................................................53
         Section 13.5      Termination or Withdrawal..................................54
         Section 13.6      Application of Terms of the Plan...........................54
         Section 13.7      Interpretation.............................................55


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                                 LAWSON SOFTWARE
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               (1999 RESTATEMENT)


                                   ARTICLE 1
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

         SECTION 1.1 EMPLOYEE STOCK OWNERSHIP PLAN. Lawson Associates, Inc., a corporation organized and existing under the laws of the State of Minnesota, hereby amends and completely restates an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, under the name Lawson Software Employee Stock Ownership Plan ("Plan"). The Plan was established with a general effective date of June 1, 1993. This 1999 Restatement is dated as of the date specified on the last page, and is generally effective, except as specifically otherwise provided, on June 1, 1999. The Plan is intended to meet the requirements of Section 401(a) of the Code. The Plan is a stock bonus plan, it is designed to invest primarily in Stock, and it is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

         SECTION 1.2 PRINCIPAL PURPOSE OF THE PLAN. The principal purpose of the Plan is to provide each Eligible Employee with an equity interest in Stock financed by contributions made by the Employer and thereby to promote in the Eligible Employees a strong interest in the successful operation of the Employer, loyalty to the Employer, and increased productivity in their work.

         SECTION 1.3 EXCLUSIVE BENEFIT. In no event shall any part of the principal or income held under the Plan be paid to or become vested in the Employer, or be used for any purpose whatsoever other than for the exclusive benefit of Participants and their Beneficiaries and the defraying of the reasonable expenses of the Plan, except as specifically provided herein to the contrary.

                                    ARTICLE 2
                                   DEFINITIONS

         Whenever used in the Plan or in the Trust Agreement, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when the defined meaning is intended, the term is capitalized:

         SECTION 2.1 AGGREGATE ACCOUNT OR COMBINED ACCOUNT.

                  (a) The combined Stock Account and General Investments Account credited to an individual. The Stock Account means the record of the total shares of Stock credited to an individual under the Plan. The General Investments Account means the record of the non-Stock amounts credited to an individual under the Plan. A separate Stock Account and General Investments Account shall be maintained for each Participant.

                  (b) Any Participant who has forfeited a portion of his or her Account, subsequently becomes eligible to share in Employer contributions, and has not received a complete distribution of his or her Account, shall have a separate Account for each subsequent period of eligibility for as long as s/he does not have a 100% nonforfeitable interest in all Accounts.

                  (c) The Employer, in its discretion, may establish additional separate Accounts or combine similar Accounts, and may maintain separate accounts for Stock allocated at different times where the rules applicable to Stock from each period may be different.

         SECTION 2.2 ADMINISTRATOR; PLAN ADMINISTRATOR. The person or entity so designated by the Employer pursuant to Sections 8.1 and 8.2 to administer the Plan.

         SECTION 2.3 AFFILIATED EMPLOYER; AFFILIATE. Any corporation which is a member of a controlled group of corporations which includes the Employer; any trade or business (whether or not incorporated) which is under common control with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to IRS regulations under Code Section 414(o).

         SECTION 2.4 ALLOCATION DATE. The date with respect to which all or a portion of Employer contributions are allocated to Accounts.

         SECTION 2.5 ANNIVERSARY DATE. May 31 of each Plan Year.

         SECTION 2.6 ANNUAL ADDITION.

                  (a) With respect to each Participant, the sum for the Limitation Year, of the following amounts allocated to his or her accounts in all qualified defined contribution plans: (i) all contributions by the Employer or any Affiliate; (ii) all forfeitures;
         (iii) the Participant's after-tax contributions, if permitted, and (iv) allocations under a simplified employee pension by the Employer or any Affiliate. Notwithstanding the foregoing, for any Limitation Year when Employer contributions are used to repay a Stock acquisition loan or loans, the amount of Annual Additions attributable to such Employer contributions shall be the lesser of the fair market value of Stock released pursuant to Section 6.4 as a result of such loan payments or the amount that would otherwise be counted as Annual Additions with respect to such contributions under this Section (including subsection 2.6(a)) without regard to this sentence.

                  (b) Annual Additions for a Limitation Year also include amounts allocated to the Unallocated Stock Account pursuant to Section
         5.2 used to reduce contributions for such Limitation Year. Amounts allocated to an individual medical account, as defined in Code Section 415(1)(2), which is a part of a qualified pension or annuity plan maintained by an Affiliate, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e),


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


         maintained by an Affiliate, are treated as Annual Additions to a defined contribution plan.

                  (c) If, for any Limitation Year, no more than one-third (1/3) of the Employer or Affiliate contributions to the plan are allocated to Highly Compensated Employees, then for such Limitation Year, allocations of (i) forfeitures of Stock, if such Stock was acquired with the proceeds of a loan described in Section 6.3, or (ii) Affiliate contributions which are used to pay interest on the loan and are deductible under Code Section 404(a)(9)(B) and charged (directly or indirectly) against a Participant's Account shall not be treated as Annual Additions.

         SECTION 2.7 BENEFICIARY OR BENEFICIARIES. Such person or persons who shall be entitled to receive a distribution from the Trust in the event of the death of a Participant.

         SECTION 2.8 CODE. The Internal Revenue Code of 1986, as amended from time to time.

         SECTION 2.9 COMMITTEE. The administrative committee which the Employer may establish under the provisions of Article VIII of the Plan.

         SECTION 2.10 COMPENSATION.

                  (a) Wages as defined in Section 3401 (a) of the Code, but determined without reference to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

                  (b) Compensation shall include amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code
         Section 125, 402(a)(8), 402(h), 403(b) or 457, and Employee
         contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                  (c) The determination of Compensation shall be made by excluding:

                           (i) Contributions made by the Employer to a plan or
                  plans of deferred compensation, to the extent that, before the application of the Code section 415 limitations to that plan, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. Additionally, distributions from a plan of deferred compensation (including this Plan) are not considered as Compensation for purposes of this Plan (or for purposes of Code section 415), regardless of whether such amounts are includible in the gross income of the Employee when distributed; and

                           (ii) Amounts realized from the exercise of
                  nonqualified stock options, or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and


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                           (iii) Amounts realized from the sale, exchange, or
                  other disposition of stock acquired under a qualified stock option; and

                           (iv) Other amounts which receive special tax
                  benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

                  (d) For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation pursuant to Section 3.2.

                  (e) Compensation in excess of $200,000 for all periods prior to July 1, 1994, shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who was subject to the family member aggregation rules of Code Section 414(q)(6) because such Participant was either a Five Percent Owner of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest 415 Compensation during the year, shall be treated as a single Participant, except that for this purpose family members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted limitation is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such family member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulation.

                  (f) (i) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

                           (ii) For plan years beginning on or after January 1,
                  1994, any reference in this Plan to the limitation under
                  Section 401 (a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.


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



                           (iii) If Compensation for any prior Determination
                  Period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the OBRA '93 annual compensation limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                  (g) For purposes of this Section, if the Plan is a plan described in Code Section 413(c) or 414(f)(a plan maintained by more than one Employer), the $150,000 ($200,000 for periods prior to January 1, 1994) limitation applies separately with respect to the Compensation of any Participant from each Employer maintaining the Plan.

                  (h) If, in connection with the adoption of this 1999 Restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this 1999 Restatement, Compensation means compensation determined pursuant to the Plan as then in effect.

                  (i) It is specifically intended that the definition of Compensation used in this Plan satisfies the safe harbor definition of Compensation for purposes of Code Section 414(s) as contained in sections 1.414(s)-1(c)(2) and 1.415-2(d)(11) of the income tax regulations.

         SECTION 2.11 DISABILITY. A physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him or her incapable of continuing his or her usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Plan Administrator. The determination shall be applied uniformly to all Participants.

         SECTION 2.12 ELIGIBLE EMPLOYEE. Any Employee other than:

                  (a) Employees of Affiliated Employers, unless such Affiliated Employer has specifically adopted this Plan in writing;

                  (b) Employees who are Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2);

                  (c) Employees whose employment is governed by the terms of a collective bargaining agreement between employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for coverage under this Plan;

                  (d) Employees who are nonresident aliens and who receive no earned income within the meaning of Code Section 911(d)(2) from the Employer which constitutes income from sources within the United States; or

                  (e) Employees seconded to permanent positions outside the United States. An Employee whose secondment ceases to be temporary will become ineligible to participate in this Plan effective upon the date of his or her permanent secondment outside the United States.

         SECTION 2.13 EMPLOYEE. Any person who is employed by the Employer or by an Affiliated Employer, but does not include any person who works as an independent contractor. A Leased Employee will be considered to be an Employee unless such Leased Employee is covered by a plan described in Code Section 414(n)(5) and such Leased Employees in the aggregate do not constitute more than 20% of the recipient's non-highly compensated work force. Notwithstanding the foregoing, a person whose classification is changed (such as from independent contractor to Employee) for purposes of income, employment or other taxes, shall not, because of such classification change, become eligible to participate in this Plan.

         SECTION 2.14 EMPLOYER. Lawson Associates, Inc. and any other Participating Employer which shall adopt this Plan; and any successor which shall maintain this Plan.

         SECTION 2.15 ENTRY DATE. The first day of each calendar month.

         SECTION 2.16 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         SECTION 2.17 FAIR MARKET VALUE. As of any date, the Fair Market Value of Stock shall be the amount determined by the Administrator in good faith and based on all relevant factors for determining the fair market value of such Stock. With respect to Stock not readily tradable on an established securities market, the Administrator shall retain the services of an outside independent appraiser to determine the fair market value of the Stock as of any date or dates as the Administrator shall specify, and the value so determined shall be declared to be the Fair Market Value of such Stock on said date. For transactions with persons who are not disqualified persons (within the meaning of Code Section 4975(e)(2)) such value shall be used for all of such transactions until a new Fair Market Value has been determined by the Plan Administrator. For transactions with persons who are disqualified persons, the Fair Market Value shall be determined as of the date of the transaction. The Trustee may disregard the determination of Fair Market Value made by the Administrator and make its own determination of Fair Market Value in applying any of the provisions of the Plan, but with respect to Stock not readily tradable on an established securities market such determination shall be made by an outside independent appraiser selected by the Trustee. If the Trustee makes its own determination of value, the Trustee shall not be indemnified by the Employer for any liabilities or losses incurred by the Trustee in connection with such determination.

         SECTION 2.18 415 COMPENSATION. For purposes of calculating compliance with the provisions of Code Section 415, a Participant's Compensation as defined in Section 2.10 shall be used. However, Employee contributions described in Code
Section 414(h)(2) are treated as Employer contributions.

         SECTION 2.19 HIGHLY COMPENSATED EMPLOYEE.

                  (a) An Employee described in Code Section 414(q) and the regulations thereunder, and generally means an Employee who performed services for the Employer during the Determination Year and is in one or more of the following groups:

                           (i) Employees who at any time during the
                  Determination Year or Lookback Year were Five Percent Owners as defined in Section 2.23(c).

                           (ii) (I) Employees who received 415 Compensation
                  during the Lookback Year from the Employer in excess of $80,000, and who (II) were in the Top Paid Group of Employees in the Lookback Year. For purposes of this Section, the Top Paid Group consists of the top 20% of the Employees when ranked on the basis of Compensation paid during the Lookback Year.

                  (b) For purposes of this Section, the Determination Year is the Plan Year for which testing is being performed, and the Lookback Year is the immediately preceding twelve-month period.

                  (c) For purposes of this Section, the determination of 415 Compensation shall be made by including amounts that might otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), and, in the case of Employer Contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b). Additionally, the dollar threshold amounts specified in subsection (a) above shall be adjusted at such time and in such manner as is provided in the applicable IRS regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the Lookback Year begins.

                  (d) In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code
         Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall betaken into account as a single Employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the Determination Year.

                  (e) Notwithstanding any other provision of this Plan, the family attribution rules previously found in Code Section 414(q)(6) have been repealed, and shall not be applied to any determination pursuant to subsection 2.19(a)(ii)(I), above.


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


         SECTION 2.20 HIGHLY COMPENSATED FORMER EMPLOYEE. A former Employee who had a separation year prior to the Determination Year and was a Highly Compensated Employee in the year of separation from service or in any Determination Year after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a five percent owner. For purposes of this Section, Determination Year, 415 Compensation and Five Percent Owner shall be determined in accordance with Section 2.19. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a Highly Compensated Former Employee shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

         SECTION 2.21 HIGHLY COMPENSATED PARTICIPANT. Any Highly Compensated Employee who is eligible to participate in the Plan.

         SECTION 2.22 HOURS OF SERVICE.

                  (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate.

                  (b) Each hour for which an Employee is paid, or entitled to payment by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single Computation Year). Notwithstanding the foregoing, Hours of Service shall not be credited on account of payments made under the plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws nor shall Hours of Service be credited on account of a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate and is not otherwise credited herein. These hours shall be credited to the Employee for the Computation Year or Years to which the award or agreement pertains rather than the Computation Year in which the award, agreement or payment is made.

                  (d) Hours required to be credited for any military leave as defined in the Uniformed Services Employment and Reemployment Rights Act ("USERRA") and Hours required to be credited under the Family and Medical Leave Act ("FMLA").

                  (e) For purposes of paragraphs (1), (2), and (3), payments shall be deemed to be made by or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or an Affiliate directly or indirectly through, among others, a trust fund or insurer to which the Employer or an Affiliate contributes or pays premiums, regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (f) If an Employee's absence from work begins by reason of a maternity or paternity absence described below, the Employee shall be deemed credited with the following Hours of Service only for purposes of determining whether the Employee has incurred a One-Year Break in Service. The hours deemed to be Hours of Service are those which otherwise would normally have been credited to such Employee under this Section, or if those hours may not be determined, eight Hours of Service per normal work day of absence. However, no more than 501 Hours of Service shall be credited for any single continuous period during the Employee's maternity or paternity absence. The hours shall be deemed to be Hours of Service in the Computation Year in which absence from work begins if an Employee would be prevented from incurring a One-Year Break in Service in such Computation Year solely because the period of absence is treated as Hours of Service, or in the immediately following Computation Year, if the Employee would not incur a One-Year Break in Service in the Computation Year in which the absence begins. For purposes of this paragraph, a maternity or paternity absence means an absence: (i) by reason of the pregnancy of the Employee; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. However, if the Employee fails to furnish in a timely fashion to the Plan Administrator such information as the Plan Administrator may reasonably require from time to time to establish that the absence from work is for reasons of such pregnancy, birth, or placement of a child, such period shall be considered for purposes of determining whether the Employee has incurred a One-Year Break in Service.

                  (g) To the extent not otherwise provided herein, in computing Hours of Service, the rules contained in paragraphs (b) and (c) of Labor Regulation Section 2530.200b-2 are incorporated herein by reference.

                  (h) Hours of Service shall be determined by the Plan Administrator from the records determined by it to accurately reflect this information.

                  (i) For purposes of computing Hours of Service, credit shall not be given with respect to service with predecessor entities of an Affiliate prior to the date it became an Affiliate, except that credit shall be given for all periods for which credit is required to be given pursuant to Section 414 of the Code. The Plan Administrator may, however, in accordance with uniform rules, determine that additional credit shall be given with respect to one or more predecessor or affiliated entities.

         SECTION 2.23 KEY EMPLOYEE. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if s/he, at any time during the Plan Year that contains the Determination Date or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                  (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual Compensation greater than 50 percent of the amount in effect under Code
         Section 415(b)(1)(A) for any such Plan Year.

                  (b) one of the ten employees having annual Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

                  (c) a Five Percent Owner of the Employer. Five Percent Owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate Employers.

                  (d) a One Percent Owner of the Employer having annual Compensation from the Employer of more than $150,000. One Percent Owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employer that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate Employers. However, in determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each Employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

         SECTION 2.24 LEASED EMPLOYEE. Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("Leasing Organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient. Contributions or benefits provided to a Leased Employee by the Leasing Organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient if such person is covered by a pension plan as provided in Code Section 414(n)(5)(B).

         SECTION 2.25 LIMITATION YEAR. The Plan Year.

         SECTION 2.26 MAXIMUM PERMISSIBLE AMOUNT.

                  (a) For a Limitation Year, with respect to any Participant, the lesser of (i) $30,000 (or if greater, 1 /4 of the Dollar limitation for defined benefit plans in effect under Code Section 415(b)(1)(A)) or
         (ii) 25 percent of his or her 415 Compensation for the Limitation Year.

                  (b) If for any Limitation Year, no more than one-third (1/3) of the Affiliate contributions allocated pursuant to Section 5.1 which are deductible under Code Section 404(a)(9) are allocated to Highly Compensated Employees, then for said Limitation Year the dollar limitation of this section shall not apply to: (i) forfeitures of Stock if such Stock was acquired with the proceeds of a loan as described in Code Section 404(a)(9)(A); or (ii) Employer contributions to the Plan which are deductible under Code Section 404(a)(9)(B) and charged against the Participant's account.

         SECTION 2.27 NON-HIGHLY COMPENSATED EMPLOYEE. An Employee who is not a Highly Compensated Employee.

         SECTION 2.28 NON-KEY EMPLOYEE. Any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

         SECTION 2.29 NORMAL RETIREMENT AGE. The Participant's 65th birthday.

         SECTION 2.30 NORMAL RETIREMENT DATE. The Anniversary Date coinciding with or next following the Participant's Normal Retirement Age.

         SECTION 2.31 1-YEAR BREAK IN SERVICE.

                  (a) The applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for authorized leaves of absence and maternity and paternity leaves of absence. Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

                  (b) "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  (c) A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence from the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a maternity of paternity leave of absence shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 501.

         SECTION 2.32 PARTICIPANT. Any Eligible Employee who participates in the Plan as provided in Sections 3.1, 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

         SECTION 2.33 PLAN. This plan document, including all amendments thereto.

         SECTION 2.34 PLAN YEAR. The Plan's accounting year of twelve (12) months commencing on June 1 of each year and ending the following May 31.

         SECTION 2.35 RETIRED PARTICIPANT. A person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         SECTION 2.36 RETIREMENT. A termination of employment by a Participant immediately following a period of employment by the Employer, occurring on or after Normal Retirement Age, and which is agreed to as a retirement by the Participant and the Employer.

         SECTION 2.37 RETIREMENT DATE. The date as of which a Participant retires for reasons other than Disability, whether such retirement occurs on a Participant's Normal Retirement Date or thereafter.

         SECTION 2.38 STOCK. Any common stock of the Employer which, at the time of acquisition by the Plan is readily tradeable on an established securities market, or if there is no common stock of the Employer which is so tradeable at the time of acquisition, common stock of the Employer having a combination of the greatest voting and dividend rights or convertible preferred stock described in Code Section 409(I)(3). Securities meeting the above requirements, but issued by a corporation which is a member with the Employer of a controlled group of corporations (within the meaning of Code Section 409(I)) shall also be considered to be Stock.

         SECTION 2.39 SUPER TOP HEAVY PLAN. A plan described in Section 12.2(b).

         SECTION 2.40 TERMINATED PARTICIPANT. A person who has been a Participant, but whose employment has been terminated other than by death, Disability or Retirement.

         SECTION 2.41 TOP HEAVY PLAN. A plan described in Section 12.2(a).

         SECTION 2.42 TOP HEAVY PLAN YEAR. A Plan Year during which the Plan is a Top Heavy Plan.

         SECTION 2.43 TOP PAID GROUP.

                  (a) The top 20 percent of Employees who performed services for an Employer during the applicable year, ranked according to the amount of Compensation (determined for this purpose in accordance with Section 2.18) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single Employer, and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(0)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

                           (i) Employees with less than six (6) months of
                  service;

                           (ii) Employees who normally work less than 17 1/2
                  hours per week;

                           (iii) Employees who normally work less than Six (6)
                  months during a year; and

                           (iv) Employees who have not yet attained age 21 .

                  (b) In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

                  (c) The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

         SECTION 2.44 TRUSTEE. The persons or entity named as Trustee in the separate Trust Agreement forming a part of this Plan, and any successors.

         SECTION 2.45 TRUST AGREEMENT. The separate trust document entered into between the Employer and one or more trustees relating to the governance of this Plan and the Trust.

         SECTION 2.46 TRUST FUND. The assets of the Trust as the same shall exist from time to time.

         SECTION 2.47 UNALLOCATED STOCK ACCOUNT. Stock and other assets held in a segregated fund (and increases attributable to such assets) which have not been allocated to Stock Accounts because of the limitations of Section 5.2, or because they were purchased with borrowed funds pursuant to the provisions of Article 6 hereof or transferred to such account pursuant to the terms hereof.

         SECTION 2.48 VESTED. Nonforfeitable.

         SECTION 2.49 YEAR OF SERVICE.

                  (a) The computation period of twelve (12) consecutive months during which an Employee has earned at least 1000 Hours of Service.

                  (b) For purposes of eligibility to participate in the Plan, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. If an Employee fails to satisfy the participation rules within those time parameters, then the participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

                  (c) For vesting purposes, the computation period shall be the Plan Year, including periods prior to the Effective Date of the Plan.

                  (d) For any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c).

                  (e) Years of Service with any Affiliated Employer shall be recognized.

                  (f) Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code
         Section 414(u).

         SECTION 2.50 GENDER AND NUMBER. Pronoun references herein shall be deemed to be of any gender relevant to the context, and words used in the singular shall include the plural.

                                   ARTICLE 3
                           ELIGIBILITY TO PARTICIPATE

         SECTION 3.1 CONDITIONS OF ELIGIBILITY.

                  (a) Effective June 1, 1999, any Eligible Employee who has completed one (1) Year of Service shall be eligible to participate in this Plan. Prior to June 1, 1999, any

         Eligible Employee who had completed one (1) Year of Service and had attained age 21 shall be eligible to participate in this Plan.

                  (b) Any Eligible Employee who was a Participant in the Plan prior to either the date of execution or the effective date of this 1999 Restatement shall continue to participate in the Plan.

         SECTION 3.2 EFFECTIVE DATE OF PARTICIPATION.

                  (a) An Eligible Employee shall become a Participant effective as of the first Entry Date coinciding with or next following the date such Employee met the eligibility requirements of Section 3.1, provided said Employee was employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred).

                  (b) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

         SECTION 3.3 DETERMINATION OF ELIGIBILITY. The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and ERISA. Such determination shall be subject to review pursuant to
Section 7.8.

         SECTION 3.4 TERMINATION OF ELIGIBILITY.

                  (a) In the event a Participant shall go from a classification of an eligible Employee to an ineligible Employee, such Participant shall continue to vest in his or her interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his or her Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his or her interest in the Plan shall continue to share in the earnings of the Trust Fund.

                  (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a break in service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a break in service, eligibility will be determined under the break in service rules of the Plan.

         SECTION 3.5 OMISSION OF ELIGIBLE EMPLOYEE. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him or her had s/he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

         SECTION 3.6 INCLUSION OF INELIGIBLE EMPLOYEE. If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person all constitute a forfeiture for the Plan Year in which the discovery is made.

                                    ARTICLE 4
                                  CONTRIBUTIONS

         SECTION 4.1 CONTRIBUTIONS IN GENERAL. The Employer shall contribute to the Trust for each Plan Year, such amount, if any, as the Board of Directors of the Employer shall determine for such Plan Year by resolution, which resolution shall specify the amount to be so contributed or a definite formula for determining the amount to be so contributed.

         SECTION 4.2 TIME AND FORM OF MAKING EMPLOYER CONTRIBUTION. The Employer may make its contribution for any Plan Year, or partial payments of such contribution, at any time during such Plan Year, or on or after the Anniversary Date for such Plan Year but on or prior to the date which is prescribed by law for the filing of the Employer's federal income tax return for such Plan Year (including extensions thereof). A contribution to a plan may be made in money or in the form of Stock.

         SECTION 4.3 EMPLOYEE CONTRIBUTIONS PROHIBITED. Employees are not permitted to make contributions of any kind to this Plan, specifically including rollover contributions or direct trust-to-trust transfers.

                                    ARTICLE 5
                      ALLOCATION OF EMPLOYER CONTRIBUTIONS

         SECTION 5.1 ALLOCATION AND ACCRUAL RULES. Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the Participants who are Eligible Employees of such Employer during that Plan Year and who satisfy the eligibility requirements of Article 3, provided each such Participant meets each of the following accrual requirements:

                  (a) S/He is employed by the Employer or by a Participating Affiliate on the last day of such Plan Year; and

                  (b) S/He is credited with at least 1,000 Hours of Service for such Plan Year.

                  (c) The requirements of subsections (a) and (b) shall not apply if the Participant's employment terminates during the Plan Year due to death, Disability or due to Retirement on or after Normal Retirement Date. An individual shall not be considered as employed on the last day of a Plan Year solely by reason of entitlement to vacation, severance or similar benefits if there has been any event of separation where the individual is not to provide further services in exchange for such payments.

                  (d) Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the individuals entitled to participate in the Employer's contribution for such Plan Year in the proportion that the Compensation for such plan Year paid to such an individual by the Employer bears to the Compensation paid to all such individuals by the Employer for such Plan Year.

                  (e) If more than one class of Stock is being allocated among Participants, a separate allocation shall be made for each class of Stock. If Stock and money are being allocated among Participants, the Stock shall be allocated separately from the money.

                  (f) Notwithstanding the preceding provisions of this Section 5.1, if the initial allocation provided above for a Plan Year (determined under the assumption that interest and forfeitures described in Section 2.6(c) are not Annual Additions) would result in an allocation to highly Compensated Employees of more than one-third (1/3) of the Employer contributions which are deductible under Code
         Section 404(a)(9) for the Plan Year, the allocation of amounts to all Highly Compensated Employees shall be reduced (first from amounts not considered to be Annual Additions under the above assumption) in proportion to their respective Compensation for the Plan Year, and the allocation to Nonhighly Compensated Employees shall be increased in proportion to their respective Compensation for the Plan Year, by such amount as will result in the final allocation to the Highly Compensated Employees of Employer contributions which are deductible under Code
         Section 404(a)(9) being equal to one-third (1/3) of the total allocation of such Employer contributions to all persons eligible to share in the allocations for said Plan Year.

         SECTION 5.2 RESTRICTIONS ON ANNUAL ADDITIONS. The benefits under the Plan shall be subject to the following rules:

                  (a) Maximum Amount - Differing Allocation Dates.

                           (i) The amount of the Annual Additions which may be
                  allocated under this Plan to any Participant's Account as of any Allocation Date shall not exceed the Maximum Permissible Amount reduced by the sum of any allocations of Annual Additions made to the Participant's Accounts under this Plan and any other defined contribution plan or welfare benefit plan, as defined in Section 419(e) of the Code, maintained by the Employer or an Affiliate as of any preceding Allocation Date within the Limitation Year. Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated prior to any defined contribution plan allocations regardless of the actual allocation date.

                           (ii) Prior to determining the Participant's actual
                  415 Compensation for the Limitation Year the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participant's similarly situated. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the

                  Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                  (b) Maximum Amount - Coinciding Allocation Dates. If an Allocation date of this Plan coincides with an Allocation Date of any other plan or fund described in Section 5.1, the amount of Annual Additions to be allocated on behalf of a Participant under this Plan as of such date shall be an amount equal to the product of the amount to be allocated under this Plan without regard to this Section multiplied by the lesser of one (1) or a fraction, the numerator of which is the maximum amount described in Section 5.2(a) of this Article which can be allocated during the balance of the Limitation Year, and the denominator of which is the amount that would otherwise be allocated on this Allocation Date under all defined contribution plans or welfare benefit funds, as defined in Section 419(e) of the Code, maintained by the Employer or an Affiliate without regard to this Section. Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated prior to any defined contribution plan allocations regardless of the actual allocation date.

                  (c) Reduction of Annual Addition. If the Annual Addition under this Plan on behalf of a Participant is to be reduced as of any Allocation Date as a result of subsections (a) and (b), such reduction shall be effected by reducing the allocations of Annual Additions to the accounts of said Participant under said plans and funds as follows:

                           (i) If all of said other plans and funds contain a
                  provision substantially similar to this Section 5.2, then the reduction shall first be accomplished by reducing an individual's nondeductible voluntary contributions, to the extent they would reduce the excess amount, made at any time within the Limitation Year, then salary reduction contributions made by the Employer or an Affiliate which are not matched by other contributions by the Employer or the Affiliate, then salary reduction contributions by the Employer or the Affiliate, and finally contributions made by the Employer or an Affiliate which are not salary reduction contributions, including first matching contributions made by the Employer or an Affiliate, and from forfeitures, and finally from any contributions to a welfare benefit fund of the Employer or an Affiliate. If contributions or forfeitures for the Employer and at least one other Affiliate are present, any reduction of such amounts shall be made proportionately. If there are contributions of the same priority category present in more than one plan and less than all of the plans, contributions in the highest priority category shall be reduced to zero before any reduction shall be made in a lower priority category. The amount of reduction in each priority category as of said Allocation Date shall be an amount equal to the product of the remaining Maximum Permissible Amount described in subsection 5.2(a) and a fraction, the numerator of which is the amount to be allocated under this Plan in that priority category as of said Allocation Date without regard to this Section, and the denominator of which is the amount that would otherwise be allocated as of said Allocation Date in that priority category under all defined contribution plans and welfare funds without regard to this

                  Section. This subsection 5.2(c) shall be applied to all categories until the required reduction has been effected.

                           (ii) If one or more of the other defined contribution
                  plans having an allocation date coinciding with the Allocation Date under this Plan do not have a provision similar to this
                  Section 5.2, the provisions of this subsection 5.2(c) shall be applied to this Plan after giving effect to allocation of Annual Additions of such plans.

                  (d) Effect of Reduction. If, as a result of applying the preceding subsections of this Section, the allocation of Annual Additions under this Plan is reduced, any reduction of Employer contributions or forfeitures consisting of contributions or forfeitures pursuant to Section 5.1 shall be used to purchase Stock (if the contribution is not in the form of Stock) and be held in an Unallocated Stock Account for said Limitation Year, and shall be considered as contributed by the Employer pursuant to Section 5.1 for the next and succeeding Limitation Years until all of such unallocated amounts have been allocated to Participants. Stock in the Unallocated Stock Accounts which has been added as a result of this Section 5.2 shall be allocated to Participants prior to allocating any other contributions made by the Employer, in the same order in which said Stock was added to the Unallocated Stock Account. If Stock is not available, other investments as provided in Section 6.1 are permitted and shall be allocated as if they were Stock. In the event of termination of the Plan, the contributions shall revert to the Employer to the extent that they may not then be allocated to any Participant pursuant to this Article 5.

                  (e) Limiting Contributions to Suspense Account. The Employer shall not contribute an amount that would cause an allocation to the suspense account under this Section 5.2 as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account under this Section 5.2 if the date of contribution were an Allocation Date. The suspense account shall not participate in the allocation of investment gains or losses.

                  (f) Limitation if Defined Benefit Plan. This subsection 5.2(f) shall apply only to Limitation Years beginning before January 1, 2000. If a Participant is, was, or ever could become a participant in a qualified defined benefit plan maintained by the Employer or an Affiliate, the sum of the Participant's defined contribution plan fraction and defined benefit plan fraction shall not exceed 1.0 in any Limitation Year. For purposes of the preceding sentence, the defined benefit and defined contribution plan fraction shall be determined pursuant to Section 415 of the Code. The annual benefit otherwise payable under all defined benefit plans of the Affiliates shall be reduced prior to reductions of Annual Additions under defined contribution plans of the Affiliates, unless specifically provided otherwise in such defined benefit plan.

         SECTION 5.3 CREDIT TO ACCOUNTS. After the allocations of contributions and forfeitures for a Plan Year have been made, each Stock Account shall be credited with any Stock contributed and each General Investments Account shall be credited with cash contributed as of the Accounting Date for that Plan Year, but the fact that allocations are so made and credited to

Accounts shall not vest in any Participant or Beneficiary any right, title or interest in or to any of the assets of the Trust except at the time or times and upon the terms and conditions set forth in the Plan.

         SECTION 5.4 SPECIAL LIMITATIONS ON ALLOCATION OF STOCK TO PARTICIPANTS MAKING SECTION 1042 ELECTIONS.

                  (a) No portion of the assets of the Plan attributable to (or allocable in lieu of) Stock meeting the requirements of Code Section 409(I) acquired by the Plan in a sale to which Code Section 1042 applies may accrue (or be allocated directly or indirectly under any plan of the Employer or an Affiliate meeting the requirements of Code
         Section 401(a)):

                           (i) During the nonallocation period, for the benefit
                  of:

                                    (A) any taxpayer who makes an election under
                           Code Section 1042(a) with respect to Stock meeting the requirements of Code Section 409(I);

                                    (B) any individual who is related to the
                           taxpayer (within the meeting of Code Section 267(b)); or

                           (ii) For the benefit of any other person who owns
                  (after application of Code Section 318(a)) more than 25% of:

                                    (A) any class of outstanding stock of the
                           corporation which issued such Stock meeting the requirements of Code Section 409(I) or of any corporation which is a member of the same controlled group of corporations (within the meaning of Code
                           Section 409(I)) as such corporation; or

                                    (B) the total value of any class of
                           outstanding stock of any such corporations.

                  (b) For purposes of subparagraph (a) of this Section 5.4, Code
         Section 318(a) shall be applied without regard to the employee trust exception in paragraph (2)(B)(i) of Code Section 318(a).

                  (c) Paragraph (a)(i)(B) above shall not apply to any individual if:

                           (i) such individual is a lineal descendant of the
                  taxpayer, and

                           (ii) the aggregate amount allocated to the benefit of
                  all such lineal descendants during the nonallocation period does not exceed more than 5 percent of the Stock meeting the requirements of Code Section 409(I)(or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 applies. The allocations under Section 5.1 shall be limited to the extent necessary to avoid exceeding this 5 percent limit.

                  (d) A person shall be treated as failing to meet the stock ownership limitation under paragraph (a)(ii) above if such person fails such limitation:

                           (i) at any time during the 1-year period ending on
                  the date of the Plan's acquisition of Stock in a sale to which Code Section 1042 applies; or

                           (ii) on the date as of which such Stock is allocated
                  to Participants in the Plan.

                  (e) For purposes of this Section 5.4, the term "nonallocation period" means the period beginning on the date of sale of such Stock and ending on the later of:

                           (i) the date which is ten (10) years after the date
                  of sale of such Stock, or

                           (ii) if there is acquisition indebtedness incurred in
                  connection with a sale of Stock to which Code Section 1042 applies, the date of the Plan allocation attributable to the final payment of the acquisition indebtedness incurred in connection with such sale.

                                   ARTICLE 6
                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

         SECTION 6.1 INVESTMENT OF ACCOUNTS.

                  (a) Generally, assets of the Trust are to be invested solely in Stock and held in Stock Accounts. The Trustee may hold 100% of the assets of the Trust in Stock. However, to the extent that the Trustee is unable to acquire Stock for Stock Accounts, the Trustee is authorized to invest the assets in the corresponding General Investments Accounts in securities issued or guaranteed by the United States of America, or any agency thereof, or in short-term commercial paper, term savings accounts and certificates of deposit (including those of the Trustee or its affiliate, if a corporate trustee), common trust funds or collective trust funds or pooled investments (including those of the Trustee or its affiliate, if a corporate trustee), corporate obligations of every kind, and stocks, preferred or common, mutual funds, or such funds may be held in cash to the extent the Trustee deems to be in the best interest of the Trust.

                  (b) If a Participant terminates his or her employment with the Employer and does not receive a distribution of his or her entire benefit, and if the Employer's articles or by-laws restrict the ownership of substantially all outstanding employer securities to persons employed by the Employer or to the Plan, the Employer, in its discretion, may direct the Trustee to invest the undistributed benefit as a segregated Account in the same manner as assets in the General Investments Accounts.

                  SECTION 6.2 ACQUISITION OF STOCK FOR STOCK ACCOUNTS.

                  (a) If at any time there are balances in the General Investments Accounts, the Trustee may use said balances or property to acquire Stock. If shares of Stock (other than Stock attributable to excess Annual Additions pursuant to Section 5.2) are to be acquired from the Unallocated Stock Account, Stock shall be allocated to Stock Accounts from the Unallocated Stock Account pursuant to the rules established under Section 6.4. The only assets in General Investments Accounts that may be used to acquire Stock from the Unallocated Stock Account are the assets attributable to contributions for the purpose of meeting obligations under a loan described in Section 6.4. In order to permit the distribution of money in lieu of Stock to Participants or Beneficiaries, Stock may be acquired either by the Trust or by third parties (including the Employer) from Stock Accounts of such Participants or Beneficiaries at the discretion of the Employer. Stock may also be purchased from the Employer or an Affiliate (either authorized and unissued or treasury shares) or from existing shareholders of the Employer or an Affiliate, including any Participant or Beneficiary of the Plan who receives a distribution of Stock from the Trust.

                  (b) Stock so acquired shall be allocated to Stock Accounts of Participants and Beneficiaries in proportion to their respective General Investments Account balances at the time of acquisition.

                  (c) If a distribution in the form of Stock is to be made for a distributee, and there are assets in his or her General Investments Account, the Trustee may purchase Stock for his or her Account with said assets for the purpose of making the distribution.

         SECTION 6.3 AUTHORITY OF TRUSTEE TO BORROW. Supplementing the authority of the Trustee to borrow as provided in the Trust Agreement, the Trustee may borrow for the purpose of purchasing or refinancing the purchase of Stock at such time or times and in such amounts as determined by the Employer, and upon the terms agreed to between the Employer, the Trustee and the lender and subject to the terms of the Trust. Any Stock purchased with borrowed funds shall be placed in the Unallocated Stock Account, and only shares held in such Unallocated Stock Account may be pledged as security for such borrowing; provided that Stock or other property held in the Unallocated Stock Account pursuant to Section 5.2 shall not be pledged as security for such borrowing. The Trustee shall cause any loan taken pursuant to this section of the Plan, whether new or existing, to be a nonrecourse loan which is secured by a pledge of the stock acquired with the proceeds of the loan or shares of Stock which were released as collateral on a prior loan which was repaid with the proceeds of the loan being made (and no other assets of the Trust may be given as collateral).

         SECTION 6.4 RELEASE OF SHARES FROM THE UNALLOCATED STOCK ACCOUNT.

                  (a) As of each Accounting Date, Stock held in the Unallocated Stock Account which has been purchased with the proceeds of a loan shall be allocated to the Stock Accounts of Participants as provided in this Section. Once shares of Stock have been allocated to Stock Accounts of Participants, they shall be free from any liens covering such shares (and no other assets of the Trust may be given as collateral).

                  (b) The number of shares to be released as of an Accounting Date shall be determined by multiplying the number of remaining shares of Stock purchased with the proceeds of the loan and held in the Unallocated Stock Account on the Accounting Date by one of the two fractions provided below. The Trustee shall determine which fraction to use at the time of each loan. The Trustee may use the fraction in (A) of this Subsection provided the following rules apply: (i) the loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years; and (ii) interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. Paragraph (A) of this Subsection is not applicable from such time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of a new exempt loan exceeds 10 years. If the loan fails to comply with these rules, the Employer shall use the method set forth in (B) of this Subsection.

                           (A) The numerator is the principal paid on the loan
                  (whether paid before or after the Accounting Date) with Plan Year assets, and the denominator is the sum of the numerator and the remaining (after the date of the application of Plan Year assets to the loan) principal to be paid for all future years on said loan.

                           (B) The numerator is the principal and interest paid
                  on the loan (whether paid before or after the Accounting Date) with Plan Year assets, and the denominator is the sum of the numerator and the remaining (after the date of the application of Plan Year assets to the loan) principal and interest to be paid for all future years on said loan.

                  (c) "Plan Year assets" means any cash contributions and forfeitures allocated to Accounts for the Plan Year and those remaining from prior Plan Years, any non-Stock assets attributable to earnings for allocated Accounts for the Plan Year and those remaining from prior Plan Years, and any non-Stock earnings for the Unallocated Stock Account for the Plan Year and those remaining from prior Plan Years attributable to Section 5.2, but only to the extent such earnings are attributable to the sale of Stock or to cash contributions that are made to the Plan to meet its obligations under the loan, except as specifically provided to the contrary in Section 7.11. The future number of years under the loan must be definitely ascertainable and must be determined without taking into account any possible renewal or extension period. In addition, if the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year for which the fraction is to be determined.

                  (d) Notwithstanding the foregoing, the number of shares of Stock released shall be increased to the extent necessary to comply with Section 7.12 of the Plan.

                  (e) If more than one class of Stock has been purchased with proceeds of a loan, the shares released shall be in proportion to the number of shares of each class purchased with the loan proceeds. If there are multiple loans, funds shall be applied in accordance with the terms of the loans or in the absence of such terms, as directed by the

         Trustee. The release rules provided above shall be applied separately with respect to each loan.

                  (f) For purposes of determining a Participant's Annual Additions, the amount of interest charged to a Participant's Account for a Plan Year shall be the proportion of the total interest paid on loans with respect to Stock released for the Plan Year that his or her allocation of Plan Year assets for the Plan Year used in the above ratio(s) to determine the released shares of Stock for the Plan Year bears to the total of Plan Year assets used in such ratio(s).

         SECTION 6.5 APPLICATION OF FUNDS. Cash received in exchange for Stock held in the Unallocated Stock Account may be used by the Trustee to retire or service debt or if the terms of the applicable loan agreement provide and if directed by the Employer, to purchase additional shares of Stock to be held in the Unallocated Stock Account.

         SECTION 6.6 ADJUSTMENT OF ACCOUNTS.

                  (a) The Trustee shall, as of each Accounting Date, as of the date any Stock dividends on Stock are paid, as of the date of any recapitalization or change in capital structure affecting Stock held by the Trustee, as of the date of any acquisition of Stock for Stock Accounts, and as of other dates specified by the Employer, adjust each General Investment Account and Stock Account for transactions since the date of the preceding adjustment. Separate adjustments shall be made for each Participant's Account as follows:

                           (i) The number of shares of Stock in each Stock
                  Account shall be the number of shares as of the date of the preceding adjustment, but increased by: (A) Stock allocated to it pursuant to Section 5.3; (B) Stock dividends on Stock previously allocated to said Account; and (C) Stock acquired with funds from the corresponding General Investments Account; and the number shall be decreased by distributions and forfeitures from said Account. Each Stock Account shall also be adjusted to reflect any change in the outstanding shares of Stock held by the Trustee by reason of a stock split, recapitalization, reclassification, combination or exchange of shares of Stock or other similar corporate change.

                           (ii) The fair market value of each General
                  Investments Account shall be the fair market value of assets in such Account as of the date of the preceding adjustment, but increased by: (A) money allocated to it pursuant to
                  Section 5.3; (B) dividends (other than Stock dividends) on Stock previously allocated to the corresponding Stock Account; and (C) investment gains; and shall be decreased by: (X) distributions and forfeitures from said Account; (Y) amounts used to acquire Stock for the corresponding Stock Account; and
                  (Z) investment losses.

                  (b) For the purpose of subsection (a), the investment gain or loss in each General Investments Account since the last adjustment shall be its pro rata share of the investment gain or loss of all assets in the respective accounts for all Participants, based on the change in fair market value of assets therein since the last adjustment and computed in accordance with uniform valuation procedures established by the Employer.

                  (c) Any expense of administering the Plan not paid by the Employer pursuant to Section 8.5, shall be charged to the General Investments Accounts, and to the extent necessary to Stock Accounts (and the Trustee, if so instructed by the Employer, may sell Stock in the Stock Accounts or borrow to raise money to pay these expenses).

                  (d) Shares of Stock held in the Unallocated Stock Account and dividends paid thereon, funds borrowed for the purchase of Stock, and interest and all other costs attributable to the Unallocated Stock Account shall be excluded for all purposes under this Section.

                  (e) If an advance contribution is made in the form of Stock, it shall be added to and held in the Unallocated Stock Account, and then, as of the Anniversary Date for which the contribution is made, those shares of Stock shall be withdrawn from the Unallocated Stock Account and allocated pursuant to Article 5.

                  (f) To the extent possible, cash contributions prior to the Anniversary Date of the Plan Year for which the contribution is made shall be used by the Trustee to retire or service debt, or to make distributions in money to a Participant or Beneficiary in accordance with Article 7, or, if there is not sufficient debt or benefits payable, the Trustee may utilize the advance contribution to purchase additional shares of Stock for the Unallocated Stock Account. Then, as of the Anniversary Date of the Plan Year for which the contribution was made, the contribution shall be deemed to have been made and allocated pursuant to Article 5.

         SECTION 6.7 VOTING OF STOCK.

                  (a) Except only as specified in subsection 6.7(b), the Trustee is authorized to vote the shares of Stock held in the Trust in a manner consistent with Title I of ERISA.

                  (b) To the extent required by Sections 401(a)(22) and 409(e) of the Code, each Participant and Beneficiary will be entitled to direct the voting of Stock allocated to his or her Account with respect to any corporate matter which involves the voting of such shares and which relates to any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations. The Trustee shall establish and follow procedures to ensure that instructions received from Participants and Beneficiaries are held in confidence and are not revealed to any individual Trustee, or officers or employees of the Employer.

                  (c) As soon as practicable after notice of any shareholders' meeting of the Employer is received by the Trustee, the Employer shall cause to be prepared and delivered to each individual who has an Account a notice and a form of proxy directing the Trustee as to how the Trustee shall vote on such matters described in the preceding paragraph (and only such matters) at such meeting, or any adjournment thereof, with respect to the number of shares of Stock allocated to his or her Stock Account as of the most recent date for which an adjustment has been completed pursuant to
         Section 6.6. The notice shall instruct each individual to return his or her proxy to the Trustee or to the Trustee's agent. If the Trustee is one or more individuals, the notice shall specify that the proxy shall be returned to an agent of the Trustee, which agent shall be instructed to keep confidential from the Trustee and all other parties individual Participant instructions, providing to the Trustee only such totals and other data as are necessary for the Trustee to acquit its responsibilities as a shareholder.

                  (d) The Trustee shall vote all shares of Stock held by it in Stock Accounts for which it has received instructions in accordance with those instructions. The Trustee shall vote all shares of Stock held by it in the Unallocated Stock Account, and shares of Stock allocated to Stock Accounts for which it does not have instructions or directions from Participants or Beneficiaries and all shares of Stock on all matters with respect to which Participants and Beneficiaries are not entitled to vote, in accordance with the Trustee's discretion.

                  (e) A Participant or Beneficiary who provides instructions concerning the voting of Stock allocated to his or her Stock Account shall be deemed a "named fiduciary" (within the meaning of ERISA) with respect to such instructions.

                  (f) Notwithstanding anything herein to the contrary, with respect to any Stock if the Employer has any class of registration-type securities, each Participant or Beneficiary is entitled to direct the Trustee as to the manner in which shares of Stock which are allocated to his or her Account are to be voted on any matters with respect to which said Stock is entitled to vote.

         SECTION 6.8 FORFEITURES. All General Investments Accounts and Stock Accounts are subject to the provisions relating to forfeitures set forth in
Section 5.2, Sections 7.6 and 7.10, Section 10.6, and Section 12.3. Except to the extent expressly provided to the contrary in other provisions of the Plan, any credit balance of a General Investments Account or a Stock Account which is forfeited during a Plan Year shall be used, first, to restore amounts previously forfeited in accordance with Section 7.6, and then shall be allocated to Accounts of Participants in accordance with Section 5.1 as of the Anniversary Date for the Plan Year of said forfeiture, as though it were a contribution to the Plan.

         SECTION 6.9 SALES OF STOCK.

                  (a) The Employer may direct the Trustee to sell shares of Stock held by the Trustee (whether in the Unallocated Stock Account or otherwise) to any person, including the Employer or an Affiliate, provided that any such sale must be at a price not less favorable to the Plan than Fair Market Value as of the date of the sale, and provided that such sale shall not violate any provision of a pledge or other agreement affecting said Stock.

                  (b) In the event that the Employer has determined that it will not make further contributions to the Plan or it is unable to make payments of principal or interest when due on a loan used to purchase Stock held in the Unallocated Stock Account, the

         Employer may direct the Trustee to sell any pledged Stock held in the Unallocated Stock Account (other than shares attributable to Section 5.2) in an amount sufficient to retire the acquisition loan or to make such payments, subject to the terms of any pledge or other agreement affecting said Stock.

         SECTION 6.10 TENDER OR EXCHANGE OFFERS REGARDING STOCK. As soon as practicable after the commencement of a tender or exchange offer (an "Offer") for shares of Stock, the Employer shall use its best efforts to cause each Participant with Stock allocated to his or her Stock Account to be advised in writing of the terms of the Offer, and to be provided with forms by which the Participant may instruct the Trustee to tender or exchange shares of Stock, to the extent permitted under the terms of such Offer. The Trustee shall follow the directions of each Participant. In advising Participants of the terms of the Offer, the Employer may include statements from the Board setting forth its position with respect to the Offer. The giving of instructions by a Participant to the Trustee to tender or exchange shares and the tender or exchange thereof shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of such Participant's interest in the Plan solely by reason of the giving of such instructions and the Trustee's compliance therewith. Instructions by Participants pursuant to this section shall apply both to allocated shares held in Stock Accounts and to unallocated shares held in the Unallocated Stock Account. A Participant may provide instructions with respect to the number of shares determined as follows:

                  (a) The Trustee shall determine the aggregate number of shares held in Stock Accounts and the Unallocated Stock Account.

                  (b) The Employer shall determine the Participant's aggregate interest in his or her Stock Account as a percentage of the interests of all Participant's in their respective Stock Accounts.

                  (c) The Participant may provide instructions with respect to a number of shares of Stock determined by applying the percentage in (b) to the aggregate number of shares in (a). If the Participant directs tender or exchange of the shares for which s/he may provide instructions, the Trustee shall follow that instruction. The Trustee shall not tender or exchange the shares for which a Participant may provide instructions if the Participant (i) directs against their tender or exchange or (ii) gives no direction.

                  (d) The determination of the number of shares as to which a Participant may provide instructions shall be as of the close of business on the date preceding the date on which the Offer is commenced or such earlier date as the Employer may designate, in its sole discretion, for reasons of administrative convenience. Any securities received by the Trustee as a result of a tender or exchange of shares of Stock shall be held, and any cash so received shall be invested in short-term investments pending any reinvestment by the Trustee, as it may deem appropriate, consistent with the purposes of the Plan. The rights extended to Participants by this section shall also apply to the Beneficiaries of deceased Participants.

                  (e) If a tender or exchange offer is limited so that all of the shares held by the Trustee have been directed to be tendered or exchanged cannot be sold or exchanged, the shares that each Participant directed to be tendered or exchanged shall be deemed to have been sold or exchanged in the same ratio that the number of shares actually sold or exchanged bears to the total number of shares that the Trustee was directed to tender or exchange. Shares sold or exchanged at the direction of a Participant shall be deemed to come first out of the shares allocated to the Participant's Accounts and only after all of those shares have been sold or exchanged, out of the Unallocated Stock Account.

                  (f) For purposes of this Section 6.10, each Participant or Beneficiary who is entitled to give such instructions shall be deemed a "named fiduciary" (within the meaning of ERISA) with respect to such instructions. Also, the Employer shall establish and follow procedures to ensure that instructions received from Participants and Beneficiaries are held in confidence and are not revealed to any individual Trustees, or officers or employees of the Employer.

                                    ARTICLE 7
                            DISTRIBUTION OF BENEFITS

         SECTION 7.1 BENEFITS PAYABLE.

                  (a) The Trustee, in accordance with the instructions of the Plan Administrator and in the manner provided in Section 7.2, shall pay and distribute benefits due under the Plan. All distributions shall be in Stock, except that: (i) a fractional share of Stock shall be converted and distributed in cash; (ii) if consented to by the distributee, part or all of a distribution to such distributee may, in the Administrator's discretion, be distributed in the form of cash; or
         (iii) if the articles or bylaws of the Employer restrict the ownership of substantially all outstanding Stock to Employees or to a trust described in Section 401(a) of the Code, part or all of a distribution may, in the Plan Administrator's discretion, be distributed in the form of money.

                  (b) Notwithstanding the foregoing, for purposes of Section 7.2, the Participant's distributable Account shall not include any Stock acquired with the proceeds of a loan (and any refinancing thereof) until the close of the Plan Year in which such loan is repaid in full, except in cases where the Participant has died, becomes Disabled, or reached his or her Normal Retirement Date (whether before or after his or her termination of employment). Notwithstanding the foregoing, this paragraph shall not restrict distributions more frequent than provided under said loan or any refinancing thereof.

         SECTION 7.2 MODE OF PARING BENEFITS. The manner of making a distribution of any benefit payable under this Article, whether to a Participant or Beneficiary, shall be determined in accordance with the following guidelines:

                  (a) Subject to subsections (b) and (c) of this Section, if the vested portion of the Account does not exceed $500,000, the Administrator, pursuant to the election of the Participant or Beneficiary, shall direct the Trustee to distribute to the Participant or Beneficiary who elects a cash payment of his or her benefits under the Plan any amount to which he is entitled under the Plan in a single lump-sum payment in cash, to be paid to the Participant or Beneficiary within a reasonable time after the close of the Plan Year which is the fifth (5th) Plan Year following the plan Year in which the Participant separates from the service of the Employer. However, if the terminated Participant returns to employment with the Employer before distribution occurs, the distribution shall not be made, and shall only be made following his or her subsequent final termination of employment.

                  (b) Notwithstanding the foregoing, if the reason for distribution of benefits is the death, Disability or Retirement of a Participant, and if the vested portion of the Account does not exceed $500,000, then the distribution shall be paid to a Participant or Beneficiary who elects a cash payment of his or her benefits under the Plan in a single lump sum payment to be made within a reasonable time following the end of the Plan Year in which the Participant dies, Retires or becomes Disabled. A time period will automatically be considered reasonable if it extends to the thirtieth (30th) day following receipt by the Trustee of the report of the independent appraiser valuing Stock as of the Anniversary Date of the Plan Year in which the Participant died, Retired or became Disabled. Time periods in excess of the foregoing may also be considered reasonable, depending on the facts and circumstances.

                  (c) If the vested portion of the Account exceeds $500,000, the Account shall be distributed over a period of five (5) years plus one additional year (but not more than five (5) additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000. The dollar limits of this Subsection shall be adjusted at the same time and in the same manner as provided under Code Section 415(d). The starting date for distributions of cash under this subsection shall be the starting date determined pursuant to subsection (a) or (b), whichever shall be applicable.

                  (d) Where the Participant has elected to receive his or her distribution in the form of Stock, such Stock shall be distributed by issuance of a single certificate for whole shares of Stock in the Participant's Stock Account, and cash distribution of any fractional share. The date of distribution of Stock under this subsection shall be the starting date determined pursuant to subsection (a) or (b), whichever shall be applicable.

                  (e) If the reason for distribution of benefits shall be termination or partial termination of the Plan, then the benefits shall be distributed over a period not longer than the period specified in subsection 7.2(c), above, regardless of the size of the accrued benefit of the Participant.

                  (f) In any event, unless a Participant otherwise elects, payment of benefits shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (i) the date the Participant attains his or her Normal Retirement Date, (ii) the date s/he terminates his or her employment with the Employer, or (iii) the tenth (10th) anniversary of the Plan Year in which s/he commenced participation in the Plan.

                  (g) The distribution of a Participant's benefits shall meet the requirements of Code Section 401(a)(9) and Section 411(d)(6)(C), and those provisions are hereby incorporated into the Plan by reference. If requested by the Participant, the life expectancy of a Participant and, if applicable, a Participant's spouse shall be redetermined annually in accordance with regulations. With respect to Participants who are Five Percent Owners (as defined in Section 2.23(c), distribution of all benefits attributable to such a Participant's Account must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                  (h) Except as provided in Section 7.10, distributions may only be made from the Plan on account of the Participant's Retirement, death, Disability, other termination of employment with the Employer, termination of the Plan, or, in the case specified in subsection (g), attainment of age 70-1/2.

         SECTION 7.3 NORMAL RETIREMENT.

                  (a) The entire Account of a Participant, as last adjusted pursuant to Section 6.6, shall be distributed to him or her at the time and in the manner specified in Section 7.2 upon his or her termination of employment with the Employer or a Participating Affiliate at or after his or her Normal Retirement Date.

                  (b) The value of the Account shall be initially determined as of the Anniversary Date coincident with or immediately preceding (i) the date a properly completed and executed form requesting a distribution is received by the Employer, or (ii) if later, the date specified in the distribution request form; the first installment payment made to the Participant shall be calculated by dividing the Account balance by the number of installment payments to be made. The remaining Account balance shall be revalued as of each subsequent Anniversary Date, and subsequent installment payments shall be calculated by dividing the value of the remaining Account balance by the number of installments remaining.

         SECTION 7.4 DEATH.

                  (a) The entire Account of a Participant as adjusted pursuant to Section 6.6, shall be distributed upon his or her death to his or her surviving spouse (who shall be the Participant's Beneficiary), or if none or if the surviving spouse consents to receiving less than the entire Account in the manner described hereinafter, to his or her nonspouse Beneficiaries (as hereinafter provided) at the time and in the manner specified in Section 7.2. A surviving spouse's consent to a waiver of benefits must be in writing, acknowledging the effect of such waiver and the Beneficiaries (specified by name or by class, contingent or not), and witnessed by a plan representative or notary public. A spouse may not revoke a consent without the written consent of the Participant. The consent of the Participant's surviving spouse is not necessary if the surviving spouse cannot be located.

                  (b) If distribution is to be made to a nonspouse Beneficiary it shall be made to the person or persons and in the proportions designated by him or her in a writing signed and filed with Employer prior to his or her death. Any beneficiary designation may be revoked or changed by written instrument signed and so filed prior to death. No change may be made by a married Participant without the written consent of the Participant's spouse as provided above. If a Participant designates more than one person to receive such death benefit and if any shall predecease him or her or die prior to complete distribution to him or her of his or her share without provision having been made for such contingency in the designation, the Trustee, pursuant to Employer instructions, shall distribute that share or the balance thereof to the surviving designee or designees proportionately as the portion designated by the Participant for each bears to the total portion designated for all others.

                  (c) If a Participant files no designation or revokes a designation previously filed without filing a new designation, or if all persons so designated shall predecease the Participant or die prior to complete distribution to them, the Trustee, pursuant to Employer instructions, shall distribute such death benefit or balance thereof to the Participant's estate.

                  (d) In the event a Participant dies after the payment of benefits is deemed to have commenced within the meaning of Section 401(a)(9) of the Code and the regulations thereunder, any remaining payments shall continue to the Participant's Beneficiary on the same basis as payable prior to the Participant's death; provided, however, that the Beneficiary shall have the right to accelerate payments, unless otherwise specifically provided to the contrary in the Beneficiary designation. If a Participant (or spouse or such individual, as provided hereinafter) dies before s/he has begun to receive any distributions of his or her interest under the Plan or before distributions are deemed to have begun pursuant to regulations, the Participant's Account shall be distributed to his or her Beneficiary by December 31 of the fifth (5th) year after the calendar year of the Participant's death.

                  (e) The five-year distribution rule shall not apply if: (i) any portion of the Participant's (or deceased spouse of such individual, as provided hereinafter) interest is payable to or for the benefit of a Designated Beneficiary, as determined pursuant to Treasury Regulations Section 1.401(a)(9)-1; (ii) this portion will be distributed over the life of the Designated Beneficiary (or over a period not extending beyond the life expectancy of the Designated Beneficiary), where the distributions each year must be at least an amount determined by dividing the balance at the beginning of the time of distribution by the number of years remaining in the payment period; and (iii) the distributions commence no later than December 31 of the year after the calendar year of the Participant's death.

                  (f) The five-year distribution rule shall also not apply if:
         (i) the portion of a Participant's interest to which the surviving spouse is entitled will be distributed over the life of the surviving spouse (or over a period not extending beyond the life expectancy of the surviving spouse, which may be recalculated at least once annually), where the distributions each year must be at least an amount determined by dividing the balance at the beginning of the time of distribution by the number of years remaining in the payment period; and (ii) the distributions commence no later than the date on which the participant would have attained age 70-1/2, if so required under
         Section 7.2(g). If the surviving spouse dies before payments are required to commence, the five (5) year distribution rule and the exceptions to it, are to be applied as if the surviving spouse were the Participant.

                  (g) Notwithstanding the preceding, if any death benefit from a Plan becomes payable to the spouse of the deceased Participant or to the trustees of a trust to which a transfer from the estate of the deceased Participant would qualify for the marital deduction described in Section 2056 of the Code, the death benefits shall be paid to the spouse or such trustees within the discretion given under the Plan to the Employer only in such a manner that will qualify the death benefits for the marital deduction described in Section 2056 of the code and, unless specifically directed by a Participant to the contrary pursuant to an effective beneficiary designation, any benefits remaining after the death of the spouse shall be paid to the spouse's estate or such trustees, as the case may be.

                  (h) A Beneficiary shall be entitled to disclaim all or any portion of the distribution payable under this Section from the Plan. In the event such a disclaimer is made, the disclaimed amount shall be payable in the manner specified in the Participant's beneficiary designation, or if not so specified, to the remaining Beneficiary or Beneficiaries as if the disclaiming Beneficiary died on the date before the Participant's death. A Beneficiary who disclaims any distribution shall not have any, power of appointment over the amount disclaimed nor any other power of any nature to direct or control the disposition of the disclaimed amount.

         SECTION 7.5 DISABILITY. The entire Account of a Participant as adjusted pursuant to Article 6 shall be distributed to him or her at the time and in the manner specified in Section 7.2 upon his or her termination of employment as a result of his or her Disability.

         SECTION 7.6 RESIGNATION OR DISCHARGE.

                  (a) If an Employee's employment with the Employer is terminated prior to his Normal Retirement Date for any reason other than death or Disability, the Trustee shall distribute to him or her the vested portion of his or her General Investments Account and Stock Account, as adjusted pursuant to Article 6 and at the time and in the manner specified in Section 7.2. A Participant who has attained his or her Normal Retirement Date prior to termination shall have a 100% vested (nonforfeitable) interest in his or her Accounts.

                  (b) The vested portion of a Participant's General Investments Account and Stock Account is the percentage of such Accounts determined from the following table, depending on the number of Years of Service for which s/he is given credit pursuant to this Section.


                  Years of Service                Vested Percentage
                  ----------------                -----------------
                  Less than 2                            0%
                  2                                     25%
                  3                                     50%
                  4                                     75%
                  5 or more                            100%

                  (c) For any Top Heavy Plan Year, the Vested portion of the Account of any Participant who has an Hour of Service after the Plan became Top Heavy, shall be a percentage of the total amount credited to his or her Account determined on the basis of the Participant's number of Years of Service according to the schedule set forth in subsection
         (b).

                  (d) The Participant shall be given credit for each Year of Service, except as limited below and except that: (i) Years of Service prior to the Effective Date of the Plan are disregarded; and (ii) Years of Service after five (5) consecutive One-Year Breaks in Service will not be taken into account with respect to benefits attributable to contributions for Plan Years prior to said five (5) consecutive One-Year Breaks in Service.

                  (e) A Participant who does not have a vested right to his Account prior to terminating employment shall be given credit for each Year of Service accumulated prior to such termination, if the Participant is rehired after a period that is less than the Years of Service completed prior to such termination (or five years, if greater), and if s/he thereafter completes at least one Year of Service, excluding for purposes of this determination a Year of Service not required to be taken into account by reason of any prior termination of employment.

                  (f) Notwithstanding any provision in the Plan to the contrary, if there are any assets in a Participant's General Investments Account at the time s/he would forfeit a portion of his Account, the Fair Market Value of the Account (including the Stock in the Account) shall be determined as of the date of forfeiture, and the Participant shall forfeit benefits in excess of his or her vested percentage multiplied by the total of the value of all assets in his or her Account, such forfeiture to be first deducted from the assets in his or her General Investments account and then, only to the extent necessary, from his or her Stock Account.

                  (g) Unless Subsection (h) applies, the portion of an Account of a Participant which is not vested shall be forfeited as of the Anniversary Date of the Plan Year which is the Plan Year after which the Participant has incurred five consecutive One-Year Breaks in Service, and said forfeiture shall be allocated in accordance with
         Section 6.8.

                  (h) If a partial distribution is made at any time when the Participant's vested interest in his or her Account is less than 100% and the Participant's vested interest in such Account may increase, a separate account shall be established for the Participant's interest remaining immediately after the distribution.. At any relevant time, the Participant's vested interest in the separate account will be an amount ("X") determined by the formula: X = P(AB + D) - D, where P is the vested percentage at the relevant time, AB is the account balance of the separate account at the relevant time, and D is the amount of the distribution.

                  (i) A terminated Participant with a zero vested interest in his or her Account shall be deemed to have received a distribution on the date of termination and s/he shall immediately forfeit his or her entire Account.

                  (j) Forfeitures shall be applied as provided in Section 6.8. Any Participant who has received a distribution on termination of employment which is less than the value of his or her Account resumes employment covered under the Plan shall be entitled to repay the amount so distributed without regard to the limitations on Annual Additions specified in Section 5.2. Deemed distributions of zero vested Accounts shall be automatically deemed repaid upon re-employment. The right to repay a lump sum distribution shall expire on the earlier of a date five (5) years after the terminated Employee resumes employment covered under the Plan or the occurrence of five consecutive One-Year Breaks in Service after receiving the distribution. In the event an employee elects to repay in full the distribution as provided in this section, any amounts forfeited hereunder shall be restored by the Employer, unadjusted by any gains or losses, within a reasonable time after such repayment. Restored amounts shall come first out of forfeitures and then out of Employer contributions.

                  (k) If a Participant has forfeited a portion of his or her Account, subsequently becomes eligible again to share in contributions of the Employer, and has not received a complete distribution of his or her Account, a separate Account shall be established for each subsequent period of eligibility. The separate Account from which forfeitures have previously been deducted, notwithstanding any provision herein to the contrary, shall be 100% vested.

         SECTION 7.7 TERMINATION OF THE PLAN.

                  (a) Notwithstanding any provision of the Plan to the contrary, except Section 9.4 and Section 10.6, if the Plan is terminated or the Employer shall completely discontinue contributions to the Plan as provided in Article 9, the Trust shall be adjusted as of the date of such termination or discontinuance and after crediting any increase or charging any decrease in the manner provided in Section 6.6 to all Accounts then existing, the Trustee shall hold or distribute the full amount then credited to each Participant's Account (which shall be 100% vested, to the extent not previously forfeited, as a result of the termination) as provided in Article 7.

                  (b) If the Plan shall at any time be terminated (or if contributions are completely discontinued), the Trust shall continue and the Trustee shall continue to act until all assets of the Trust have been distributed in accordance with the terms of the Plan.

         SECTION 7.8 CLAIMS PROCEDURE. The Administrator shall notify a Participant in writing within 90 days of a written application for benefits of his or her eligibility or noneligibility for benefits under the Plan. If the Administrator determines that a Participant is not eligible for benefits or full benefits, the notice shall set forth:

                  (a) the specific reasons for such denial;

                  (b) a specific reference to the provision of the Plan on which the denial is based;

                  (c) a description of any additional information or material necessary for the claimant to perfect his or her claim and a description of why it is needed; and

                  (d) an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have his or her claim reviewed.

If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator shall notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period. If a Participant is determined by the Administrator not to be eligible for benefits, or if the Participant believes that s/he is entitled to greater or different benefits, s/he shall have the opportunity to have his or her claim reviewed by the Administrator by filing a petition for review with the Administrator within 60 days after receipt by him or her of the notice issued by the Administrator. Said petition shall state the specific reasons the Participant believes s/he is entitled to benefits or greater or different benefits. Within 60 days after receipt by the Administrator of said petition, the Administrator shall afford the Participant (and his or her counsel, if any) an opportunity to present his or her position to the Administrator orally or in writing, and said Participant (or his or her counsel) shall have the right to review the pertinent documents. The Administrator shall notify the Participant of its decision in writing within said 60-day period, stating specifically the basis of said decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Administrator, but notice of this deferral shall be given to the Participant. In the event of the death of a Participant, the same procedure shall be applicable to his or her Beneficiaries.

         SECTION 7.9 PERIOD OF LIMITATIONS FOR LAWSUITS. Notwithstanding any other provision of this Plan to the contrary, no suit or other proceeding for the payment of benefits or other cause of action against the Plan, its fiduciaries (including, but not limited to the Trustees, the Committee and the Plan Administrator) or the Employer shall be permitted by any person, including specifically, but not limited to, Participants and Beneficiaries of the Plan, if commenced after the one hundred eightieth (180th) day following the date of the determination of the Administrator on appeal, pursuant to Section 7.8 of this Plan.

         SECTION 7.10 MISSING PERSONS. The amount of a Participant's Account which is otherwise considered as non-forfeitable shall be forfeited and reallocated to other Participants as if it were a contribution made pursuant to
Section 4.1 for the Plan Year ending 4 years after the later of (a) termination of employment of the Participant for whom such account was. maintained, or (b) the last date a payment from said Account was made, if at least one such payment was made, or (c) the first date a payment was directed to be made from said Account by the Administrator if no payments had been made, if the Administrator, after diligent inquiry, is unable to locate the Participant or his or her Beneficiary for purposes of making distribution. Prior to the forfeiture of his or her Account, a Participant who cannot be located after diligent inquiry shall be deemed to have elected distribution in the form of cash and such person's Account may be invested by the Trustee in an interest bearing savings account. Notwithstanding the foregoing, if at any subsequent date such person is located, the Employer shall contribute an amount to the Trust, to be placed in an Account for such individual, in an amount equal to the amount of reduction of Employer contributions effected pursuant to the preceding sentence attributable to his or her Account, but reduced by any amount paid by the Trustee or Employer to any state or political subdivision under any legally applicable escheat law or statute. The amount shall first be allocated from forfeitures, and to the extent necessary, from Employer or Participating Affiliate contributions, as determined by the Administrator.

         SECTION 7.11 DIVERSIFICATION.

                  (i) Each Qualified Participant (as defined below) may elect within 90 days after the close of each Plan Year during the Qualified Election Period (as defined below) to withdraw all or any part of the excess of 25% of his or her Adjusted Account Balance (as defined below) over the sum of the number of shares of Stock (adjusted for Stock splits, etc.) previously withdrawn pursuant to this Section 7.11. The resulting number of shares shall be rounded to the nearest whole integer. In the case of the election year in which a Qualified Participant can make his or her last withdrawal pursuant to this Section, "50%" shall be substituted for "25%" in the preceding sentence. The distribution shall be made in cash or in Stock as provided in Section 7.1 and shall be made within 90 days after the election period with respect to which the election is made.

         For purposes of this Section:

                           (i) "Qualified Participant" means any Employee who
                  has completed at least 10 years of participation under the Plan and has attained the age of 55.

                           (ii) "Qualified Election Period" for an individual
                  means the six (6) Plan Year period beginning with the Plan Year in which the individual becomes a Qualified Participant.

                           (iii) "Adjusted Account Balance" of a Qualified
                  Participant means the sum of all prior distributions of Stock made pursuant to this Section in the current Plan Year or prior Plan Years and the Stock in the person's Stock Account as of the last day of the Plan Year preceding the applicable Qualified Election Period.

                  (b) Notwithstanding anything herein to the contrary, if the Fair Market Value of Stock allocated to a Participant's Account on or before the last day of the Plan Year immediately before an election period during which the Participant is eligible to make a diversification election is $500 or less (and never exceeded this amount), then the above diversification of investment rules shall not apply. In determining whether the Fair Market Value of allocated Stock is $500 or less, Stock acquired which was allocated or acquired for Accounts of all ESOPs maintained by Affiliates shall be aggregated.

         SECTION 7.12 DIVIDEND DISTRIBUTIONS.

                  (a) If at the time a cash dividend is paid with respect to any Stock owned by the Plan, whether allocated or unallocated, there is outstanding indebtedness of the Trustee under loan(s) whose proceeds were used to purchase Stock, then such dividend shall be used to service such indebtedness and shall be treated as Plan Year assets for purposes of Section 6.4; provided that with respect to dividends on allocated Stock, such dividends may only be used to service debt to the extent that the following sentence is satisfied: To the extent that dividends on allocated Stock are used to service indebtedness, the Trustee shall allocate to the Stock Account to which such dividend would have been allocated, Stock from the Unallocated Stock Account having a Fair Market Value not less than the dividend used to service the indebtedness, and for this purpose, the Fair Market Value of Stock allocated as a result of the application of cash dividends on Stock held in the Unallocated Stock Account shall be taken into account in determining whether this requirement has been satisfied. Provided, however, dividends shall not reduce the number of shares of Stock in the Unallocated Stock Account below one.

                  (b) The Trustee shall determine which indebtedness is to be reduced if there is more than a single loan in existence. Allocation of Stock through the use of cash dividends shall be made as of the Plan Year the dividend would have been otherwise allocated to the Stock Account.

                  (c) When there is no remaining Stock in the Unallocated Stock Account, dividends on Stock shall be paid, not later than 90 days after the close of the Plan Year in which the dividend is paid to the Plan, to Participants or Beneficiaries of the Account to which the dividend is to be allocated; provided, that this time restriction shall apply only to the extent that the Employer is entitled to a deduction for the payment of such dividends. The Employer may pay the dividend directly to the Participants and Beneficiaries as provided in Section 404(k)(2) of the Code.

                  (d) Notwithstanding the foregoing, dividends of Stock may not be used to make payments on a loan other than a loan which was a loan (or refinancing of that loan) used to acquire the employer securities with respect to which the dividend is paid.

         SECTION 7.13 DIRECT ROLLOVERS.

         (a) General Rule. If a "distributee" of any "eligible rollover distribution":


                  (i) elects to have such eligible rollover distribution paid directly to an "eligible retirement plan," and

                  (ii) specifies the eligible retirement plan to which such eligible rollover distribution is to be paid (in such form and at such time as the Administrator may prescribe),

         such eligible rollover distribution shall be made in the form of a "direct rollover" to the eligible retirement plan so specified by the distributee. Notwithstanding the forgoing, this Section 7.13 shall apply only to the extent the eligible rollover distribution would be includible in gross income if not transferred as provided above.

         (b) Definitions.


                  (i) "Distributee" means the Participant, the surviving spouse of a Participant, or an Alternate Payee who is a spouse or former spouse of a Participant.

                  (ii) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of an employee in a qualified plan, provided, however, that an eligible rollover distribution does not include:

                           (A) any distribution that is one of a series of
                  substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the distributee, or for the joint lives or life expectancies of the distributee and his or her Designated Beneficiary, or for a special period of 10 years or more;

                           (B) any distribution that is required under Code
                  Section 401 (a)(9), relating to minimum distribution requirements;

                           (C) the portion of any distribution that is not
                  includible in income (determined without regard to the exclusion for net unrealized appreciation described in Code
                  Section 402(e)(4));

                           (D) returns of Code Section 401 (k) elective
                  deferrals that are returned as a result of the Code Section 415 limitations;

                           (E) corrective distributions of excess contributions
                  and excess deferrals under qualified cash or deferred arrangements and corrective distribution of excess aggregate contributions together with the income allocable to these corrective distributions;

                           (F) loans treated as distributions under Code Section
                  72(p) and not exempted by Section 72(p)(2);

                           (G) loans in default that are deemed distributions;

                           (H) dividends paid on employer securities as
                  described in Code Section 404(k);

                           (I) the cost of life insurance coverage (P.S. 58
                  costs); and

                           (J) any hardship distribution described in Code
                  Section 401(k)(2)(B)(i)(IV).

                  (iii) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity (other than an endowment contract) described in Code
         Section 408(b), a qualified defined contribution retirement plan that accepts rollover distributions, or an annuity plan described in Code
         Section 403(a) that accepts rollover distributions. Notwithstanding the foregoing, if the distributee is the Participant's surviving spouse, "eligible retirement plan" shall mean either an individual retirement account or an individual retirement annuity (other than an endowment contract).

                  (iv) A "direct rollover" is an eligible rollover distribution that is paid directly to an eligible retirement plan for the benefit of the distributee.

         (c) Procedures.

                  (i) In General. The Plan Administrator may prescribe any procedure for a distributee to elect a direct rollover provided the procedure is reasonable. Such procedures may include any reasonable requirement for information or documentation from the distributee.

                  (ii) Notice. A least thirty (30) days and no more than ninety
         (90) days before making any distribution subject to this Section 7.12, the Plan Administrator shall provide to the distributee a written explanation of the rules concerning direct rollovers, income tax withheld on distributions not rolled over, and any other information required by Code Section 402(f) (the "402(f) notice"). A distributee may waive the 30-day notice requirement, provided the distributee has been advised of the right to take at least 30 days to make the direct rollover election.

                  (iii) $500 Rule. A distributee may elect to have a portion of an eligible rollover distribution paid to an eligible retirement plan in a direct rollover and to have the remainder paid to the distributee only if the portion paid to the eligible retirement plan equals at least $500.

                  (iv) Direct Rollover to One Account Only. An eligible rollover distribution (or portion thereof) may be distributed in a direct rollover only to a single eligible retirement plan selected by the distributee.

                  (v) $200 Rule. A distributee may not elect a direct rollover with respect to eligible rollover distributions during a year if such distributions are reasonably expected to total less than $ 200.

                  (vi) Method of Making a Direct Rollover. The Plan Administrator may accomplish a direct rollover by any reasonable means of direct payment to an eligible retirement plan including providing a distributee with a check payable to the eligible retirement plan with instructions to the distributee to deliver the check to the eligible retirement plan.

                  (vii) Default Option. If the distributee does not so elect or does not provide the required information in the form and at the time required by the Plan Administrator, the Plan Administrator shall direct the Trustee to make the distribution directly to the distributee and to withhold income taxes on such distribution equal to 20% of the value of such distribution (or such other amount provided under Code Section 3405(c), as amended). Provided, however, that the Plan Administrator shall not make a distribution under this default option unless the distributee is provided with the 402(f) notice. The Plan Administrator shall not withhold tax from an eligible rollover distribution if such distribution is not subject to a direct rollover election because the distribution was not reasonably expected to total $200 in the year.

                  (viii) Periodic Payments. If a distribution subject to this
         Section 7.12 is to be paid in a series of periodic payments that are eligible rollover distributions, the following rules shall apply:

                           (A) a distributee's election to make or not make a
                  direct rollover with respect to a single payment shall control whether a direct rollover is made of all subsequent payments unless the distributee changes the previous election; and

                           (B) the Plan Administrator shall provide the 402(f)
                  notice described in the foregoing paragraph at least once annually for as long as the periodic payments continue.

                                   ARTICLE 8
                                 ADMINISTRATION

         SECTION 8.1 ADMINISTRATOR. The Employer shall be a named fiduciary and the Administrator of the Plan, and, as Administrator, shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out its terms. In the event the Employer ceases business operations, the Trustee shall assume the powers and responsibilities of the Administrator until all assets in the Trust have been distributed.

         SECTION 8.2 DELEGATION. The Employer shall have the power, by resolution of its Board of Directors, to delegate specific fiduciary duties and responsibilities (other than those of the Trustee with respect to the custody and control of the assets of the Trust). Such delegations may be to officers or other employees of the Employer or to other individuals or entities. Any delegation by the Employer may, if specifically stated, allow further delegations by the individual or entity to whom the delegation has been made. Any delegation may be rescinded by the Employer at any time.

         SECTION 8.3 COMMITTEE.

                  (a) In the exercise of its power to delegate fiduciary duties pursuant to Section 8.2 of this Article, the Employer may establish a Committee and appoint its members to assist in the administration of the Plan. The Committee, if so established, shall be a named fiduciary and, unless otherwise provided by resolution of the Board of Directors of the Employer, shall have the power and responsibility to:

                           (i) Adopt rules and regulations, not inconsistent
                  with the declared purposes and specific provisions of the Plan for their administration;

                           (ii) Interpret and construe the provisions of the
                  Plan;

                           (iii) Determine from time to time the status of all
                  Employees, Participants, and Beneficiaries for the purposes of the Plan;

                           (iv) Determine the rights of Employees, Participants,
                  and Beneficiaries to benefits under the Plan, the amount thereof and the method and time or times of payment of the same; and

                           (v) Instruct the Trustee as to the disbursement of
                  the assets of the Trust.

                  (b) Any member of the Committee may resign by delivering a copy of his or her written resignation to the Employer and may be removed by resolution of the Board of Directors of the Employer. Vacancies shall be filled by the Board of Directors of the Employer.

         SECTION 8.4 REPORTS AND RECORDS. The Employer and those to whom the Employer has delegated fiduciary duties shall keep records of all their proceedings and actions, and shall maintain all such books and account, records and other data as shall be necessary for the proper administration of the Plan and to comply with applicable law.

         SECTION 8.5 PAYMENT OF EXPENSES. The Employer may pay all expenses of administering the Plan, including but not limited to Trustee's fees and expenses incurred by persons or entities to whom fiduciary duties have been delegated. If said expenses are not paid by the Employer, they shall be a lien against and paid from the assets of the Trust (subject to the procedures and limitations contained in other sections of the Plan), except for the items, the payment of which would constitute a prohibited transaction.

         SECTION 8.6 INDEMNIFICATION. To the full extent permitted by law, the Employer shall indemnify members of a Committee, if one is created, individual Trustees and others to whom the Employer has delegated fiduciary duties against any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan which are not covered by insurance (without recourse) paid for by the Employer, unless the same is determined to be due to gross negligence or intentional misconduct. The Employer shall also indemnify any corporate Trustee with respect to any liability resulting from the use of the Fair Market Value of Stock determined by the Plan Administrator (or an independent outside appraiser selected by the Plan Administrator).

                                    ARTICLE 9
                        AMENDMENT AND TERMINATION OF PLAN

         SECTION 9.1 AMENDMENTS.

                  (a) The Employer shall have the right at any time and from time to time by resolution adopted by its Board of Directors to modify or amend the Plan in full or in part in any respect, and each such amendment shall become effective as of any current, prior or later date specified in such resolution upon the filing with the Trustee of a certified copy of the resolution of the Board of Directors containing such amendment; provided, however, that:

                           (i) No such amendment shall substantially enlarge the
                  duties and responsibilities of the Trustee without its written consent thereto;

                           (ii) No such amendment shall either directly or
                  indirectly have the effect of giving the Employer any interest in any part of the corpus or income of the Trust or cause such assets to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries except as specifically provided herein to the contrary; and

                           (iii) No such amendment shall reduce the vested
                  amount properly credited to any Account of a Participant or Beneficiary without his or her consent except to the extent necessary or advisable, in the judgment of the Board of Directors of the Employer to comply with any requirement of statutory or general law or to enable the Trust to qualify or remain qualified as an employees' trust exempt from taxation under Federal laws or to enable the contributions by the Employer hereunder to be deductible under the provisions of any applicable law or regulation in computing income subject to any tax based on or measured by income.

                  (b) Any such amendment shall be made by resolution of the Board of Directors of the Employer (except any amendment necessary to initially qualify the Plan under Section 401(a) of the Code may be made by the authorized officers of the Employer). Any amendment adopted under the provisions of this Section shall be deemed a part of the Plan as if incorporated herein, and the Plan shall be deemed amended accordingly.

         SECTION 9.2 TERMINATION OF PLAN. The Employer has adopted the Plan with the bona fide intention and expectation that it will be able to make its contributions indefinitely, but the Employer is not and shall not be under any obligation or liability whatsoever to continue its contributions or to maintain the Plan for any given length of time and may, in its sole and absolute discretion, discontinue its contributions or terminate its participation in the Plan at any time without any liability whatsoever for such discontinuance or termination.

         SECTION 9.3 TIME OF TERMINATION. The Plan hereby created shall automatically terminate upon the complete discontinuance of contributions by the Employer to the Plan or shall terminate as of the date specified by resolution by the Board of Directors of the Employer terminating the Plan.

         SECTION 9.4 DISTRIBUTIONS.

                  (a) Upon termination of the Plan or the complete discontinuance of contributions by the Employer for any reason whatsoever, the Trustee shall, if requested by the Employer, distribute to the Employer the shares of Stock held by the Trustee in the Unallocated Stock Account directly attributable to outstanding loans made or guaranteed by the Employer (but not having a Fair Market Value in excess of the amount of such loans (principal and interest) at the time of the distribution), and such distribution shall constitute a full release and indemnity of the Trust and Trustee by the Employer for any such loan or loans. In such event, the Employer shall use its best efforts to have the Trustee and Trust released by all lenders who have loaned money to the Trustee for the purchase of Stock for the Plan, and to the extent of the unpaid balance of any such loan, shall use its best efforts to have a novation of the debt so that the Employer is the sole debtor. Alternatively, the Employer may direct the Trustee to sell sufficient shares of unallocated Stock (to the Employer or another purchaser) to enable it to pay off the remaining debt. Any remaining shares or proceeds from the sale of shares held in the Unallocated Stock Account of the Plan shall, subject to the terms of the pledge agreement, be allocated as of the date of termination or discontinuance to all Participants (active or inactive) who have an Account under the Plan, in proportion to the number of shares of Stock allocated to their Stock Accounts as of said date without regard to this Section. Such amounts shall not be considered as Annual Additions.

                  (b) In the event of termination of the Plan, or the complete discontinuance of contributions to the Plan by the Employer, all assets of the Trust allocated to General Investments or Stock Accounts shall become nonforfeitable, except to the extent specifically provided herein to the contrary, and shall be held or distributed in accordance with the provisions of Section 7.7.

         SECTION 9.5 PARTIAL TERMINATION. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, as determined by the Employer, the Trustee shall allocate and segregate for the benefit of such Participants, the proportionate interest of such persons in the Trust, as determined by the Trustee. The Accounts of all such persons shall become nonforfeitable to the extent required by law and the Trustee shall hold or distribute the segregated assets of the Trust to said persons according to the provisions of Section 7.7 as if it were a total termination of the Plan.

                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.1 NO GUARANTY OF EMPLOYMENT. The adoption and maintenance of the Plan and Trust shall not be deemed to be a contract between the Employer or any Affiliate and any Employee. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer or any Affiliate to discharge any Employee, at any time, nor shall it be deemed to give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate his or her employment at any time.

         SECTION 10.2 CONSTRUCTION OF AGREEMENT.

                  (a) This Plan shall be construed according to the laws of the State of Minnesota to the extent not preempted by Federal law; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan and the Trust being a qualified plan and trust within the meaning of Code Section 401. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective. If any provision is determined, by the Administrator, a governmental agency or a court of competent jurisdiction, to be in violation of any statute, regulations, rulings or case law, such provision may be eliminated or modified by the Employer as necessary to bring it into compliance, and

         Participants and Beneficiaries shall have no enforceable rights under the noncomplying provisions.

                  (b) The Employer, or the Committee to the extent of its delegated powers, has exclusive authority to determine conclusively for all parties all questions arising in the administration of the Plan, except as the Plan may expressly and unambiguously give discretionary power to Participants or Beneficiaries. The Employer (or Committee) has discretionary authority to interpret and construe the terms of the Plan and to determine all questions of eligibility and status of Employees, Participants and Beneficiaries under the Plan and the amounts of their respective interests. Employer (or Committee) determinations are binding on all persons, subject to the claims procedures of the Plan.

         SECTION 10.3 SPENDTHRIFT PROVISION. To the maximum extent permitted by law, benefits payable hereunder, and any interest of a Participant or Beneficiary in the Trust shall not be subject to assignment, transfer or anticipation or otherwise alienable either by voluntary or involuntary act or by operation of law, nor subject to attachment, execution, garnishment, equestration or other seizure, under any legal or equitable process.

         SECTION 10.4 QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding any other provision of this Plan, all rights and benefits, including election rights, that are provided to a Participant under this Plan shall be afforded to any "alternate payee" under a "qualified domestic relations order." Distributions to an "alternate payee" shall not be permitted until the Participant has separated from service and has reached the "earliest retirement age" under the Plan. For purposes of this Section, the words "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning specified in Code Section 414(p).

         SECTION 10.5 HEADINGS. Headings and subheadings herein are inserted for convenience of reference only and are not to be construed in the interpretation or the construction of the provisions of the Plan.

         SECTION 10.6 LIMITATION ON EMPLOYER'S AND TRUSTEE'S LIABILITY. Neither the Trustee nor the Employer guarantees the benefits payable under the Plan or Trust, and payments which are specified to be made to Participants and Beneficiaries shall be made exclusively from the assets of the Trust.

         SECTION 10.7 RETURN OF CONTRIBUTIONS.

                  (a) In no event shall any part of the Trust assets be paid to or become vested in the Employer, or be used for any purpose whatsoever other than for the exclusive benefit of Participants and their Beneficiaries, except as specifically provided herein to the contrary, and except that contributions of the Employer may be returned if:

                           (i) The contribution was conditioned on the
                  qualification of the Plan under Section 401(a) of the Code, the Plan does not so qualify, and the contribution is returned within one year after the Plan is found to not so qualify;

                           (ii) The contribution was made due to a mistake of
                  fact, the contribution is returned within one year of the mistaken payment of the contribution and the return satisfies the requirements of the last paragraph of this Section; or

                           (iii) The contribution was conditioned on its
                  deductibility, the deduction is disallowed, the contribution is returned within one year of the disallowance of the deduction, and the return satisfies the requirements of the last paragraph of this Section.

                  (b) The return of a contribution to the Employer satisfies the requirements of this paragraph if the amount so returned (i) does not exceed the amount which would have been contributed had there been no mistake of fact or error in determining the deduction, as the case may be, (ii) does not include the net earnings attributable to such contribution, (iii) is reduced by any net losses attributable to the contribution, and (iv) does not reduce the Account of any Participant to less than such Account would have been had the returned contribution never been made.

         SECTION 10.8 MERGER. The Plan shall not be merged or consolidated with any other plan and no assets or liabilities of the Plan shall be transferred to any other plan unless each person having an interest in the Trust could (if the Plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit s/he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

         SECTION 10.9 CERTAIN OFFSETS PERMITTED. Notwithstanding any other provision of this Plan to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay to the Plan with respect to a judgement, order or decree issued, or a settlement entered into on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

                                   ARTICLE 11
                          AGREEMENT TO PURCHASE STOCK

         SECTION 11.1 STOCK SUBJECT TO THIS ARTICLE.

                  (a) This Article shall apply to Stock acquired by the Trust and distributed to Participants or their Beneficiaries hereunder for any periods when ownership of the Stock is not restricted to active Employees and the Plan. Each certificate representing shares of Stock acquired by the Trust and each Stock certificate representing shares of Stock distributed to a Participant or Beneficiary hereunder shall be endorsed substantially as follows:

                  "The shares represented by this certificate are transferable only upon compliance with the terms of Lawson Software Employee Stock Ownership Plan, effective as of June 1, 1993, a copy of which is on file with the secretary of Lawson Associates, Inc. at its registered office, the provisions of which include restrictions on transferability and a right of the shareholder to require the Employer to purchase shares represented by this certificate under certain circumstances as provided in said Plan."

         In addition, to the extent applicable, the following legend will be placed on each Stock certificate distributed under the Plan:

                  "The shares represented by this certificate have not been registered under the Federal Securities Act of 1933 or under any applicable state securities law and may not be sold or otherwise disposed of for value, or transferred, except pursuant to registration, exemption from registration, or operation of law. The holder is required to obtain an opinion of legal counsel satisfactory to Lawson Associates, Inc. to the effect that the shares may be transferred without registration if any exemption is claimed."

                  (b) Provided, however, that failure to so endorse any of such Stock certificates shall not render this Section invalid or inapplicable. The Employer shall keep a copy of the Plan available for inspection by all properly interested parties at its registered office.

         SECTION 11.2 NON-TERMINABLE PROVISIONS.

                  (a) No Stock shall be subject to any put, call or other option, or buy-sell or similar arrangement when held by or distributed from the Plan, except for the following put option and the right of first refusal set forth in Section 11.3.

                  (b) Any share of Stock distributed from the Plan shall be subject to the following put option if such Stock is not or ceases to be publicly traded or becomes subject to a trading limitation. This Stock will be considered as publicly traded at any time if it is then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act. The Stock will be treated as subject to a "trading limitation" only if any federal or state securities law, or any regulation thereunder, makes the Stock not as freely tradable as Stock not subject to such restrictions.

                  (c) The put option is exercisable only by the Participant who receives such shares from the Plan, by his donees, or by a person (including an estate or its distributee) to whom the Stock passes by reason of a Participant's death. The put option will apply only if, within the put option periods described below, the Stock is not or ceases to be publicly traded without restriction. The first put option period shall be for 60 days following the date the stock is distributed to any individual who may exercise the put option. If the individual does not exercise the put option within such 60-day period, then such option shall lapse and a second and final put option period shall commence as of the first day of the fifth (5th) month in the Plan Year following the Plan Year within which the first 60-day option period lapsed. This final put option period shall be for 60 days after individuals holding the put option are notified of the Fair Market Value.

                  (d) If, within either or both of said put option periods, the Stock was publicly traded without restrictions, but ceases to be publicly traded without restrictions, the Plan Administrator will notify each such security holder in writing on or before the tenth
         (10th) day after the date the Stock ceases to be so traded that for the remainder of the put option period the Stock is subject to the put option. If such notice is not given within ten (10) days, a day shall be added to the duration of the put option during which the Stock issued to be publicly traded without restriction for each day after said ten (10) day period such notice has not been given. Such notice must inform distributees of the terms of the put option they are to hold.

                  (e) The put option requires the Employer to purchase the Stock and is to be exercised by the holder notifying the Plan Administrator in writing that the put option is being exercised. The Plan is granted the option to assume the rights and obligations of the Employer at the time the put option is exercised. The period during which a put option is exercisable does not include any time when the distributee is unable to exercise it because the Employer is prohibited from honoring it by applicable federal or state law. The price of the put option shall be the Fair Market Value of the Stock as of the most recent Accounting Date as the time of exercise of the put option; except in the case of a transaction between the Plan and a disqualified person, as defined in
         Section 4975(e)(2) of the Code, in which case the price must be determined as of the date of the transaction. Notwithstanding the above, if the Plan Administrator determines that there has been a significant change in the value of the Stock, it may cause a more current determination of Fair Market Value to be used for transactions with non-disqualified persons on and after such date as the Plan Administrator may determine.

                  (f) The payment terms shall be as described below, unless the Employer or Plan, as the case may be, specifies payment at an earlier period of time. When the Employer is repurchasing the Stock under the put option where the Account in question has been distributed in a lump sum payment, the Employer may exercise its option to repurchase the Stock on an installment basis over a period of five (5) years with the first payment being made within 30 days of the exercise of the put option. If the holder agrees, the repurchase period may be extended to a total of ten (10) years. A reasonable rate of interest must be paid on any deferred payments. The Plan Administrator shall determine this rate in accordance with uniform rules. The seller must be given a promissory note, the full payment of which could be required by the holder if the repurchaser defaults in the payment of a scheduled installment payment, and must be given adequate security in accordance with Treasury Rules Section 54.4975-7(b)(12)(iv) (or any successor regulation).

                  (g) If, the distribution of the Account is in a form other than a lump sum distribution, the Stock shall be paid for within 30 days from the date of the exercise of the option as to each partial distribution.

                  (h) Payment under the put options described above shall not be restricted by the terms of any loan.

         SECTION 11.3 RIGHT OF FIRST REFUSAL.

                  (a) Any share of Stock shall be subject to the following right of first refusal if such Stock is not publicly traded at the time the right may be exercised. Stock will be considered as publicly traded at any time if it is then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act.

                  (b) The right of first refusal applies to any holder who receives the Stock or to whom the Stock passes from the Plan. It does not apply in the case where there is no distribution of Stock due to a provision in the bylaws or Articles of Incorporation of the Employer prohibiting a non-Employee from owning Stock. Such holder may not transfer or in any way dispose of such Stock without first offering to sell the Stock to the Plan. Such offer shall be made in the form of a written notice to the Trustee and the Employer disclosing: (i) the name(s) of the proposed transferee(s) of the Stock; (ii) the certificate number and number of shares of the Stock proposed to be transferred; (iii) the proposed price; and (iv) all other terms of the proposed transfer.

                  (c) Within 14 days after such notice is given, the Trustee shall have the option to purchase all or a part of such Stock. If the Trustee decides to exercise this right of first refusal, the price shall be the Fair Market Value of the Stock as of the most recent Anniversary Date at the time of the exercise of the right (except in the case of a transaction between the Plan and a disqualified person, as defined in Section 4975(e)(2) of the Code, in which case the price must be determined as of the date of the transaction) or the proposed price and other terms of the transfer, whichever is greater.

                  (d) In the event that the Trustee notifies the Employer that the Trustee does not intend to exercise the option to purchase the Stock and in the event the 14-day period has not expired, the Employer shall have the option to purchase all or a part of such securities, for the purchase terms described previously, which option must be exercised within 14 days after such notice is given to the Trustees.

                  (e) In the event that neither the Trustee nor the Employer exercises the option to purchase such Stock, the holder shall have the right to transfer or otherwise dispose of such Stock in accordance with the terms of the transfer set forth in the written notice to the Trustee and the Employer, provided such transfer is effected within 15 days after the expiration of the 14-day option period. If the transfer is not effected within such period, the Plan and the Employer must again be given an option to purchase, as provided in this Section.

         SECTION 11.4 NONLAPSE. The provisions of Sections 11.1, 11.2 and 11.3 shall not lapse and shall continue to be applicable to Stock even if the Plan ceases to be an employee stock ownership plan described in Code Section 4975(e)(7).

                                   ARTICLE 12
                            TOP HEAVY PLAN PROVISIONS

         Notwithstanding any provision of the Plan to the contrary, the provisions of this Article shall govern for any Plan Year in which the Plan is a Top Heavy Plan as of the Determination Date of the Plan.

         SECTION 12.1 SPECIAL DEFINITIONS. Whenever used in this Plan the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when the defined meaning is intended the term is capitalized.

                  (a) "Determination Date" for a plan year of a plan means the last day of the preceding plan year of the plan, or in the case of the first plan year of the plan, the last day of such plan year.

                  (b) "Key Employee" is defined in Section 2.23 of the Plan.

                  (c) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer or the Affiliates which, when considered as a group with the Required. Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (d) "Required Aggregation Group" means:

                           (i) Each qualified plan maintained by the Employer or
                  Affiliates in which at least one Key Employee participates;
                  and

                           (ii) Any other qualified plan of the Employer or
                  Affiliates which enables such plan to meet the requirements of Code Sections 401 (a)(4) and 410.

         The Required Aggregation Group shall include any terminated plan maintained by the Employer or Affiliates during the five-year period ending on the Determination Date if the plan would have been included in the Required Aggregation Group had it not been terminated.

                  (e) "Super Top Heavy Plan" is defined in Section 2.39 of the Plan.

                  (f) "Top Heavy Plan" is defined in Section 2.41 of the Plan.

                  (g) "Top Heavy Ratio."

                           (i) For a group of qualified plans maintained by the
                  Employer or an Affiliate the Top Heavy Ratio means a fraction, the numerator of which is the sum of account balances under the defined contribution plans (including any simplified employee benefit plan) for all Key Employees and the present value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans (including any simplified employee benefit plan) for all participants and the present value of accrued benefits under the defined benefit plans for all participants as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio are adjusted for a distribution of any part of an account balance or an accrued benefit made in the five-year period ending on the Determination Date.

                           (ii) For purposes of determining the Top Heavy Ratio,
                  the following rules apply. The value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date. Contributions allocated to accounts for the first year of a plan which are to be allocated as of a date not later than the Determination Date but have not been made as of that date shall be counted as a part of the account balance. A similar rule shall apply for all years of plans subject to minimum funding standards, including contributions which have been waived, or not made and which result in a funding deficiency. The account balances and accrued benefits of a participant who is not a Key Employee but who previously was a Key Employee will be disregarded. The accrued benefit of a person who has not performed any services for the Employer or Participating Affiliate during the five (5) year period ending on the Determination Date is excluded from the calculation to determine top heaviness. The account balances and accrued benefits under plans other than the plan being tested for top heaviness which are maintained by an entity other than the Employer attributable to periods such entity was not an Affiliate shall be disregarded. The beneficiaries of account balances and accrued benefits of a deceased participant shall be treated as a participant with respect to the benefits received.

                           (iii) The calculation of the Top Heavy Ratio, and the
                  extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                  Section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The present value of accrued benefits for a defined benefit plan shall be determined as of the Determination Date using reasonable actuarial assumptions specified by the Employer, but if none are specified, then an interest rate of five percent (5%) per annum and the 1984 Unisex Pension Mortality Table shall be used. The references to plans only include qualified plans.

                  (h) "Valuation Date" for purposes of determining the value of plan accounts of a Top Heavy Plan shall be the same date as the Determination Date.

         SECTION 12.2 MINIMUM ALLOCATION. The provisions of this Section shall not apply to an individual to the extent the individual is covered under any other plan or plans of the Employer or an Affiliate, and the Employer has provided that the minimum allocation or benefit requirements applicable to Top Heavy Plans will be met other than as provided in this Section. Any contribution to be made to the Trust by the Employer for a Plan Year and forfeitures, if any, shall be allocated among the individuals entitled to participate in Employer's contribution to the Trust for the Plan Year in the proportion that the Top Heavy Compensation paid by the Employer to each such individual bears to the 415 Compensation paid by the Employer to all such individuals. Allocations shall be made even though, under other Plan provisions, the individual would not otherwise be entitled to receive an allocation for the Plan Year because of: (i) the individual's failure to complete 1,000 Hours of Service during the Plan Year; (ii) the individual's failure to make mandatory contributions to the Plan; or (iii) the individual's Compensation was less than a stated amount. In the event the Employer or an Affiliate maintains any other plan which with this Plan is a part of a Permissive Aggregation Group and any other plans not in the Permissive Aggregation Group to which the Employer or an Affiliate contributes, the following rules shall apply to the allocation of Employer contributions and forfeitures, if any, pursuant to this Section.

                  (a) If such other plan or plans are defined contribution plans, and an individual does not participate in such other plan or plans, the Employer's contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee for the Plan Year shall in no event be less than the lesser of (i) three percent (3%) of the individual's Top Heavy Compensation (four percent (4%) of an individual's (whether or not the individual is a Key Employee) 415 Compensation if the Plan is Top Heavy and the limitations Article XII,
         Section 4 would otherwise apply); or (ii) the percentage of 415 Compensation allocated under this Plan and all other defined contribution plans to the accounts of the Key Employee whose total allocation (expressed as a percentage of 415 Compensation) of Employer and Affiliate contributions and forfeitures, if any, is the highest for the Plan Year.

                  (b) If such other plan or plans are defined contribution plans and the individual participates in at least two (2) defined contribution plans, the minimum Employer contribution described in subsection (a) above shall be reduced by the contributions of the Employer and Affiliates and forfeitures, if any, made on the individual's behalf to each other plan or plans in which the individual also participates.

                  (c) If such other plan or plans include a defined benefit plan in which an individual does not participate and this Plan enables the defined benefit plan to meet the requirements of Code Sections 401(a)(4) and 410 and is a part of a Required Aggregation Group, Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee shall not be less than three percent (3%) of his 415 Compensation (four percent (4%) of an individual's 415 Compensation (whether or not the individual is a Key Employee) if the Plan is Top Heavy and the limitations of Section 4 of this Article would otherwise apply), reduced by Employer and Affiliate contributions or forfeitures, if any, made and required to be made on the individual's behalf under any other defined contribution plan maintained by the Employer or Affiliate in which the individual participates.

                  (d) If such other plan or plans include a defined benefit plan in which an individual does participate, the amount of Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee shall in no event be less than five percent (5%) of his 415 Compensation (seven and one-half percent (7 1/2%) of an individual's 415 Compensation (whether or not the individual is a Key Employee) if the plan is Top Heavy and the limitations of Section 4 of this Article would otherwise apply), reduced by Employer and Affiliate contributions, and forfeitures, if any, to his account in any other defined contribution plan in which the individual participates (including any provisions in the plan that provides for a minimum benefit), and reduced further by the comparable contributions that would have to be made to this Plan to provide the individual's accrued benefit (including any provisions in the plan that provides for a minimum benefit) under the defined benefit plan.

                  (e) In the event the Employer or an Affiliate does not maintain any other plan which with this Plan is a part of a Permissive Aggregation group, the following rules shall apply to the allocation of Employer contributions and forfeitures, if any, pursuant to this Section. The Employer contributions and forfeitures, if any, credited to the Account of an individual who is not a Key Employee for the Plan Year shall in no event be less than the lesser of three percent (3%) of the individual's 415 Compensation, or the percentage of 415 Compensation allocated under this Plan to the Account of the Key Employee whose total allocation (expressed as a percentage of 415 Compensation) of Employer contributions and forfeitures, if any, is the highest for the Plan Year.

                  (f) Any amounts not allocated because of the limitations set forth previously in this Section shall be allocated in accordance with the allocation provisions set forth in Article 5 of the Plan. The minimum allocation set forth in subparagraphs (a) and (b) of this
         Section is determined without regard to any Social Security contribution. The amount of the minimum allocations described in this Section shall be computed as of the last day of the plan year for each plan that is within the same calendar year.

         SECTION 12.3 VESTED ACCOUNT BALANCE.

                  (a) For any Plan Year in which this plan is Top Heavy, the vested portion of an individual's benefit within the meaning of Code
         Section 411(a)(7), shall be the vested percentage determined pursuant to Section 7.6.

                  (b) This vesting schedule shall also apply to benefits accrued before the Plan became Top Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top Heavy changes for any Plan Year.

                  (c) For purposes of this Section, the term "Year of Service" shall mean: individual's Year of Service otherwise credited for vesting purposes under the Plan. In the event the Plan is no longer Top Heavy as of a subsequent Determination Date; any Participant with three (3) or more Years of Service as of the time the Plan ceases to be Top Heavy may elect to continue to have his vested percentage calculated in accordance with this Section or in accordance with other provisions of this Plan if his vested percentage under such other provisions is greater.

         SECTION 12.4 LIMITATION ON BENEFITS. If the Participant is a Participant in the Plan and any defined benefit plan maintained by the Employer or an Affiliate, the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction, as determined pursuant to Code Section 415(e)(as modified by Code Section 416(h)) for any plan year may not exceed one
(1). The Employer may, in calculating the defined contribution plan fraction, elect to apply the transitional rule provided in Code Section 415(e)(6) as modified by Code Section 416(h)(4). Provided the Plan is not a Super Top Heavy Plan, and Code Section 416(h) would otherwise be applicable to the Plan, a Participant's defined benefit plan fraction will be determined solely in accordance with Code Section 415(e) and additional minimum contributions or benefits will be provided all Participants in accordance with Section 2 of this Article.

                                   ARTICLE 13
                           PARTICIPATION BY AFFILIATES

         SECTION 13.1 IN GENERAL. The Employer may be a member of a group of corporations or businesses which is an Affiliate, and one or more of said group of corporations or businesses may wish to adopt this Plan. The provisions of this Article set forth the terms and conditions relating to said adoption of this Plan by an Affiliate.

         SECTION 13.2 ADOPTION.

                  (a) The Employer may permit any other Affiliate to adopt this Plan and thereby become a Participating Affiliate by action by the Affiliate's officer(s) or other governing body and by the execution of a written acceptance of such adoption by the Employer. Unless otherwise specified, the terms and conditions of the Plan applicable to Employees of the Employer shall be applicable to Employees of Participating Affiliates. Notice of this adoption shall be given by the Employer to the Trustee. The adoption shall specify the effective date of the adoption and any other special provisions applicable to the Participating Affiliate. For example, a special definition of Compensation, eligibility or benefit accrual provisions may be applicable to the Participating Affiliate. After the effective date of the adoption by the Participating Affiliate, the Plan shall apply to Employees of the Participating Affiliate.

                  (b) The adoption of this Plan by the Participating Affiliate shall not be deemed to be a contract between the Participating Affiliate and any of its Employees. In addition, the Participating Affiliate does not guarantee the benefits payable under the Plan and Trust Agreement. Except as specifically provided in the Plan to the contrary, in no event shall any part of the Trust assets be paid to or become vested in the Participating Affiliate.

         SECTION 13.3 ADMINISTRATION. In the event that a Participating Affiliate adopts this Plan, except for the specific provisions contained in the adoption document, in this Article, or in any resolution made by the Employer's Board of Directors, the Employer shall have complete authority and control to administer the Plan and to delegate specified fiduciary duties and responsibilities and shall be deemed the Plan Administrator for all purposes. Any administration or delegation pursuant to this Plan may be rescinded by the Employer at any time. The Employer in its sole discretion shall also have the authority to allocate the responsibility for payment of expenses of the administration of the Plan among itself and the various Participating Affiliates, to the extent not paid by the Plan or Trust.

         SECTION 13.4 AMENDMENT. Whether or not Affiliates have adopted this Plan, only the Employer shall have the right to amend this Plan and to specify the effective date of such amendment. However, any amendment of this Plan shall be communicated to each Participating Affiliate. Unless a Participating Affiliate elects to withdraw from the Plan within five days of notice of the amendment, it shall be deemed to have agreed to and accepted the amendment. No notice shall be required if the Board of Directors of the Participating Affiliate consists of the same persons as the Board of Directors of the Employer, or if all of the directors of the Participating Affiliate are members of the Board of Directors of the Employer.

         SECTION 13.5 TERMINATION OR WITHDRAWAL.

                  (a) Any Participating Affiliate may discontinue contributions or withdraw from the Plan by delivering a notice adopted by the Participating Affiliate's Board of Directors or other governing body to the Employer, specifying the date of its discontinuance or withdrawal. The Employer shall certify such discontinuance or withdrawal to the Trustee. Such notice shall specify whether such Participating Affiliate intends to continue a plan through the use of a separate document. If a Participating Affiliate completely discontinues contributions to the Plan, is adjudicated bankrupt, has its assets assigned to or for the benefit of creditors, or is dissolved, such an event shall terminate its participation in the Plan. A withdrawal or termination of participation by a Participating Affiliate shall not constitute a termination of the plan, unless the Employer and all Participating Affiliates withdraw and/or terminate their participation in the Plan. A withdrawal or termination of participation in the Plan by a Participating Affiliate shall not constitute a partial termination of the Plan, unless specified in writing by the withdrawing Participating Affiliate, or except as may result by operation of law.

                  (b) If a Participating Affiliate is withdrawing from the Plan and has established a substantially identical plan, the Trustee of this Plan shall transfer the assets of Participants who are employed by the withdrawing Participating Affiliate at the time of the withdrawal to the funding agent of said plan. If a Participating Affiliate is withdrawing or terminating from the Plan and has not established a substantially identical plan within a reasonable period, the Trustee shall: (i) transfer any assets in the Unallocated Stock Account established in accordance with Section 5.2 attributable to the Participating Affiliate's contributions to said Affiliate to the extent it may not then be allocated pursuant to Section 5.1 to the Accounts of Participants who are employed by the withdrawing Participating Affiliate at the time of the withdrawal or termination; and (ii) declare all Accounts of Participants who are employed by the withdrawing Participating Affiliate at the time of the termination or withdrawal as non-forfeitable, credit any increase or charge any decrease to all such Accounts then existing in the manner provided in
         Article 6, and hold or distribute the full amount then credited to each such Account as provided in Section 7.2. The provisions of Section 9.4 shall only apply if the entire Plan is being terminated. In such event, any allocation to Participants shall be made to Participants employed by all Participating Affiliates and the Employer in proportion to their Credited Compensation as of the date of the allocation in that Plan Year.

         SECTION 13.6 APPLICATION OF TERMS OF THE PLAN.

                  (a) Eligibility. Eligibility to participate in the Plan shall be determined separately with respect to each Participating Affiliate.

                  (b) Determination of Contributions. The Employer and each Participating Affiliate shall determine and make its own contributions to the Plan, including the individual discretion to make a special contribution for the Accounts of Employees who received less of an allocation due to an oversight or mistake of fact or law. If according to the Plan amounts previously forfeited are to be restored by the Employer, the

         Participating Affiliate or Employer who last employed the individual to whom the forfeiture was attributable shall restore such forfeiture. Each Participating Affiliate may make its contribution under the Plan for any Plan Year, or partial payments of such contribution, at any time during such Plan Year or within the time following the close of such Plan year which is prescribed by law for the filing of the Participating Affiliate's Federal income tax return (or a consolidated return, if applicable) for its fiscal year for Federal income tax purposes within or with which the Plan Year ends (including extension thereof). The provisions of Section 10.6 shall apply to the contributions of each Participating Affiliate.

                  (c) Allocation of Contributions and Forfeitures. Contributions made by a Participating Affiliate under the plan shall be allocated among eligible Participants in proportion to the Compensation (defined as if the Participating Affiliate were the Employer) paid by such Participating affiliate for the period with respect to which the contributions are made. However, the Employer may adopt a rule requiring contributions to the Plan by the Employer and each Participating Affiliate to be aggregated and allocated as a single contribution. Forfeitures from a Participant's account shall be allocated among the Participants or shall reduce the contributions of the Employer or Participating Affiliate (as the terms of the Plan require) with respect to the last Employer or Participating Affiliate the forfeiting Participant worked for prior to the forfeiture date in the same manner as would contributions made by said Employer or Participating Affiliate. If active employment at the end of the Plan Year by a Participant is a requirement prior to allocation of a contribution or forfeiture to a Participant, a Participant is actively employed if employed by an Affiliate or the Employer on the last day of the Plan Year. If such individual works for more than one Participant Affiliate and/or Employer during a Plan Year, and contributions under the Plan are allocated on Compensation up to a maximum dollar amount, the contributions and forfeitures to be allocated pursuant to this Plan shall be made on the pro rata portion of the maximum dollar amount of such eligible Participant's Compensation paid by such Participating Affiliate or Employer.

                  (d) Distribution. No distributions with respect to termination of employment shall be made until termination of employment with all Affiliates whether or not they are participating in this Plan.

         SECTION 13.7 INTERPRETATION - If any question arises with respect to the interpretation of this Plan due to the existence of Participating Affiliates that have adopted the Plan, the Employer shall establish uniform rules to resolve such questions that shall conclusively bind all Participating Affiliates and their Employees.

         IN WITNESS WHEREOF, the Employer has caused these presents to be executed as of this 1st day of September, 1999.


                                             EMPLOYER:

                                             LAWSON ASSOCIATES, INC.


                                             By:   /s/ John Cerullo
                                             Its:  Trustee

                                   AMENDMENT 1
                                     TO THE
                                 LAWSON SOFTWARE
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               (1999 RESTATEMENT)


         This Amendment is made and entered into as of this 13th day of March, 2000 by LAWSON ASSOCIATES, INC. ("Employer").

                                    RECITALS:

         A. Section 9.1 of the Lawson Software Employee Stock Ownership Plan ("Plan") provides that the Plan may be amended by the Employer at any time subject to certain limitations not here relevant.

         B. The Employer desires to amend the Plan.

         NOW, THEREFORE, in consideration of the foregoing premises, the Lawson Software Employee Stock Ownership Plan, restatement dated September 1, 1999, is amended as follows:

         Subsection 11.2(c) is amended to read as follows:

         "(c) The put option is exercisable only by the Participant who receives such shares from the Plan, by Participant's donees, or by a person (including an estate or its distributee) to whom the Stock passes by reason of a Participant's death. The put option will apply only if, within the put option periods described below, the Stock is not or ceases to be publicly traded without restriction. The first put option period shall for 60 days following the date the Stock is distributed to any individual who may exercise the put option. If the individual does not exercise the put option within such 60-day period, then such option shall lapse and a second and final put option period shall commence as of the later of: (i) the first day of the fifth (5th) month in the Plan Year following the Plan Year within which the first 60-day option period lapsed; or
(ii) the thirtieth (30th) day following the date of acceptance by the Trustee and the Employer of the independent appraisal for the Stock calculated as of the last day of the Plan Year following the Plan Year within which the first 60-day option period lapsed. This second and final put option period shall be for 60 days after individuals holding the put option are notified of the Fair Market Value."

                                       II.

         The effective date of this Amendment is June 1, 1999.

                                      III.

         Except as specifically amended herein, the Lawson Software Employee Stock Ownership Plan (1999 Restatement), dated September 1, 1999, shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Employer has caused this Amendment 1 to be executed as of the date and year hereinabove specified.


                                                EMPLOYER:

                                                LAWSON ASSOCIATES, INC.


                                                By:  /s/ H. Richard Lawson
                                                Its: CEO

                                   AMENDMENT 2
                                     TO THE
                  LAWSON SOFTWARE EMPLOYEE STOCK OWNERSHIP PLAN
                               (1999 RESTATEMENT)


         This Amendment is made and entered into as of this 18th day of October, 2000 by LAWSON ASSOCIATES, INC. ("Employer").

                                    RECITALS

         A. Section 9.1 of the Lawson Software Employee Stock Ownership Plan (1999 Restatement) ("Plan") provides that the Plan may be amended by the Employer at any time subject to certain limitations not here relevant.

         B. The Employer desires to amend the Plan in certain particulars as requested by the Internal Revenue Service.

         NOW THEREFORE, in consideration of the foregoing premises, the Lawson Software Employee Stock Ownership Plan, restated dated September 1, 1999, as amended on March 13, 2000, is further amended as follows:

                                       I.

         The second sentence of Section 2.17 is amended to read as follows:

         "With respect to Stock not readily tradable on an established securities market, the Administrator shall retain the services of an outside independent appraiser who meets requirements similar to the requirements of the regulations prescribed under IRC Section 170(a)(1) to determine the fair market value of the Stock as of any date or dates as the Administrator shall specify, and the value so determined shall be declared to be the Fair Market Value of such Stock on said date."

                                       II.

         Section 2.26(a) is amended to read as follows:

         "(a) For a Limitation Year, with respect to any Participant, the lesser of (i) $30,000, or (ii) 25% of his or her 415 Compensation for the Limitation Year."

                                      III.

         Subsection 7.2(g) is amended by adding the following thereto:

         "With respect to Participants who are not Five Percent Owners, distribution of all benefits attributable to such a Participant's Account must commence by the calendar year in which the Participant attains age 70-1/2."

                                       IV.

         The effective date of this Amendment is the date of its execution.

                                       V.

         Except as specifically amended herein, the Lawson Software Stock Ownership Plan (1999 Restatement) dated September 1, 1999, as amended by Amendment 1 thereto dated March 13, 2000, shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the Employer has caused this Amendment 2 to be executed as of the date and year hereinabove specified.


                                     EMPLOYER:

                                     LAWSON ASSOCIATES, INC.


                                     By:  /s/ John Cerullo
                                     Its: Vice President and Chief Technologist